UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03342

Sit Mid Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2005

Date of reporting period:   June 30, 2005

Item 1:   Reports to Stockholders

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03343

Sit Large Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2005

Date of reporting period:   June 30, 2005

Item 1:   Reports to Stockholders

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-06373

Sit Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2005

Date of reporting period:   June 30, 2005

Item 1:   Reports to Stockholders

Sit Mutual Funds
Stock Funds
Annual Report

Year Ended June 30, 2005

A FAMILY OF NO-LOAD FUNDS

Balanced Fund

Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

International Growth Fund

Small Cap Growth Fund

Science and Technology Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds One Year Ended June 30, 2005 Chairman’s Letter

Dear Fellow Shareholders:

    U.S. stocks have struggled to gain ground in recent months as investors have been confronted with a number of uncertainties, including the direction of interest rates, oil prices and corporate earnings. However, we believe fundamentals, in general, support higher stock prices in the months ahead, and we remain particularly optimistic on the outlook for growth stocks in light of their increasingly attractive relative valuations and earnings growth prospects.

Economic Overview

        Although the U.S. stock market has not responded commensurately, the U.S. economy has performed admirably in recent months. Despite the headwinds of higher interest rates and oil prices, Gross Domestic Product (GDP) grew by +3.8% during the first quarter of 2005, and the average for the past four quarters has been +3.7%. The largest component of GDP, personal consumption expenditures, continues to be supported by steady improvement in the job market, as the nation’s unemployment rate has fallen from 5.6% to 5.0% over the past twelve months. In addition to healthy consumer spending, the economy has been supported by continued solid growth in housing, business spending and government spending. Looking ahead, however, we do expect some moderation in GDP growth, due to the lagged impact of higher energy prices combined with the normal maturation of the business cycle. Our projections for the second half of 2005 are for GDP growth of slightly under +3%, compared to our first-half estimate of +3.5%.

        While the Consumer Price Index (CPI) has trended somewhat higher in recent months, inflationary tendencies have remained subdued in this economic cycle, as price increases remain difficult to pass through to customers (both consumers and businesses). We attribute this to increased competition, brought about by globalization, technological advances and excess capacity in many industries. Relatively benign inflation statistics and the prospect of somewhat lower economic growth are likely to keep the Federal Reserve on its “go slow” approach in raising short-term interest rates. While there is much debate on whether or not the Fed is approaching the end of its tightening cycle, it is our view that, unless inflation takes an unexpected turn for the worse, the rate of economic growth will be the determining factor underlying the pace of rate increases. Ultimately, we believe the Fed may halt increases if projections for intermediate-term economic growth fall below the +3% level.

        In terms of fiscal policy, although the long-term picture continues to look challenging on several fronts, the recent statistics on the federal budget outlook continue to improve. For the first nine months of the current fiscal year, the deficit is approximately $77 billion less than at this time in 2004, driven by a +15% gain in receipts. It is important to note, however, that the budget “improvement” is purely a relative term, as the full year deficit is still expected to be over $300 billion. Among the important long-term issues currently being discussed, Social Security reform stands out as the most hotly-contested and important budgetary item. With the President’s reform plan meeting constant opposition and alternative plans still emerging, it remains to be seen if politicians’ general unwillingness to negotiate on the issue can be overcome.

Equity Strategy Summary

        While most market indices have posted lackluster returns, at best, for the first six months of 2005, we believe that equities remain generally attractive and that growth stocks, in particular, appear increasingly undervalued based on improving relative earnings growth prospects.

        Oil prices, interest rates and some moderation in the growth of corporate earnings have been among the issues confronting investors over the past twelve to eighteen months. While these factors may continue to pose near-term challenges for stocks, we believe there are clear positive underpinnings to the economy and stock prices, as well. For example, underlying productivity remains strong, corporations are flush with cash, and interest rates still remain low enough to allow companies and consumers to borrow and spend. Although we expect the major indices to post relatively modest gains for the full year 2005, we continue to see many opportunities for strong earnings growth in selected stocks and industry groups. In terms of “style” attractiveness, we believe that economic conditions and valuations are quite supportive for improving relative performance for growth stocks. With the likelihood, in our view, that modestly higher interest rates restrain the expansion of P/E multiples, we believe that investors will be rewarded by identifying the companies and sectors that are apt to post strong and consistent earnings gains. As this trend emerges, it is likely to favor the “traditional” growth groups that dominate the growth indices, including technology and health care.

        Our research efforts have been focused on finding companies that can deliver truly differentiated earnings growth in a somewhat slower overall growth environment. While we continue to maintain overweighted positions in the technology and healthcare sectors, our emphasis on growth has led us to target very specific opportunities in those sectors. In healthcare, for example, we have underweighted the major pharmaceuticals and instead emphasized companies in the faster-growing medical device, biotechnology and managed care industries. In addition, while we have continued with our overweight of the energy sector, our research has led to a particular focus on companies that are best-positioned to benefit from the supply-demand imbalance (i.e., exploration and production companies, refiners, drillers) over the major integrated companies (i.e., Exxon, BP, etc.). Other examples of themes we are emphasizing within the broad sectors include: global “infrastructure” spending in the capital goods sector, asset management/ brokerage in finance, and wireless communications in technology.

        In terms of international equity investing, Asia continues to remain our preferred region, due to our belief that the region should continue to enjoy economic growth rates well above those of the mature regions, such as the U.S. and Europe. Japan remains the exception, where we remain underweighted until evidence of sustained economic growth emerges, along with the necessary government and corporate reforms. These same issues, lack of reforms and slow economic growth have led us to maintain an underweighted position in the European region.

        Our research team remains dedicated to identifying the strongest growth opportunities around the world, with the goal of helping your investment grow now and in the future.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds One Year Ended June 30, 2005 Performance Summary and Stock Funds Market Review

        All major domestic equity indices that we monitor posted gains over the past year, although returns varied greatly by style and capitalization. Much, if not all in some cases, of the positive one-year index returns were registered during the strong market rally that commenced following the Fall 2004 Presidential election.

        Once again, small- and mid-capitalization stocks significantly outperformed larger stocks. Over the past year, the S&P 400 MidCap Index and the Russell 2000 Index rose +14.0% and +9.5%, respectively, while the S&P 500 Index gained +6.3%. Year-to-date, however, the Russell 2000 Index has lagged the S&P, as investors have been more wary of the associated risks of small cap stocks, given a more uncertain macro environment. In terms of style, growth indices generally posted modest gains, while value indices were sharply higher than year ago levels. For example, the Russell 1000 Value increased +14.1%, outperforming the Russell 1000 Growth Index return of +1.7%. A similar trend occurred in small cap stocks, as the Russell 2000 Growth Index return of +4.3% lagged the Russell 2000 Value Index return of +14.4%.

        Investors’ risk-averse stance was also evident in sector performance over the past year, which varied widely within all indices. For example, within the S&P 500 Index, the electronic technology, technology services and health technology sectors each posted negative returns for the year. Conversely, we estimate that energy, industrial services, utilities and health services groups generated +30%-plus returns. The only other sector that outperformed the overall index over the period was the communications sector. The technology-laden NASDAQ OTC Composite reflected the struggles of the tech sector, rising just +0.5% over the past year.

        Equity market indices outside the U.S. performed quite strongly over the past year, although the decline in the U.S. dollar boosted overall returns in most cases. The broadest measure of global equity performance, the MSCI World Index, rose +10.1% and the MSCI Europe Index increased +16.9% over the one-year period. The MSCI Pacific Index rose +6.6%, even though the heavily-weighted Japan component fell –1.5%. Excluding Japan, the MSCI Asia Index rose +33.6%.

	TOTAL RETURNS – CALENDAR YEAR
	1993	1994		1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	YTD 2005

Sit Balanced	—	-0.33%		25.43%	15.80%	21.73%	21.30%	20.15%	-4.80%	-12.99%	-18.59%	19.20%	9.22%	1.65%

Sit Dividend Growth Fund	—	—		—	—	—	—	—	—	—	—	—	10.91	2.86

Sit Large Cap Growth	3.15%	2.83		31.66	23.05	31.70	30.56	33.41	-13.84	-27.70	-30.58	26.34	12.79	0.94

Sit Mid Cap Growth(1)	8.55	-0.47		33.64	21.87	17.70	6.84	70.65	-4.35	-33.39	-34.64	38.51	17.02	1.90

Sit International Growth(2)	48.37	-2.99		9.36	10.31	4.81	18.95	50.77	-26.66	-33.26	-29.84	28.70	12.97	-2.46

Sit Small Cap Growth(1)	—	11.57	(4)	52.16	14.97	7.63	1.97	108.63	6.25	-28.19	-26.22	34.57	6.79	3.78

Sit Science and Technology Growth(3)	—	—		—	—	—	38.40	85.98	-6.55	-47.78	-44.45	40.09	7.39	-10.13

Sit Developing Markets Growth(2)	—	-2.02	(4)	-4.29	17.27	-5.20	-24.93	82.50	-30.18	-12.01	-18.37	45.96	16.54	7.99

S&P 500 Index	10.07	1.32		37.58	22.96	33.36	28.58	21.04	-9.11	-11.88	-22.10	28.68	10.88	-0.81
S&P MidCap 400 Index	13.95	-3.60		30.94	19.19	32.29	19.11	14.72	17.50	-0.61	-14.52	35.62	16.48	3.85
MSCI EAFE Index	32.56	7.78		11.21	6.05	1.78	20.00	26.96	-14.17	-21.44	-15.94	38.59	20.25	-1.17
Russell 2000 Index	—	4.61		28.45	16.49	22.36	-2.54	21.26	-3.02	2.49	-20.48	47.25	18.33	-1.25
MSCI Emerging Markets Index	—	2.80		-6.94	3.92	-13.40	-27.52	63.70	-31.80	-4.91	-7.97	51.59	22.45	4.24

			Total Returns		Average Annual Total Returns for the Periods Ended June 30, 2005
	NASDAQ Symbol	Inception	Quarter Ended 6/30/05	Six Months Ended 6/30/05	1 Year	3 Years	5 Years	10 Years	Since Inception

Sit Balanced	SIBAX	12/31/93	3.60%	1.65%	7.28%	8.03%	-2.79%	7.26%	7.48%

Dividend Growth Fund	SDVGX	12/31/03	1.47	2.86	12.12	—	—	—	9.19

Sit Large Cap Growth	SNIGX	09/02/82	4.16	0.94	7.62	9.24	-9.77	6.96	10.98

Sit Mid Cap Growth	NBNGX	09/02/82	6.72	1.90	10.26	12.56	-9.60	7.84	13.54

Sit International Growth	SNGRX	11/01/91	-0.16	-2.46	9.80	4.85	-11.56	0.45	3.95

Sit Small Cap Growth	SSMGX	07/01/94	7.60	3.78	9.69	9.62	-7.36	10.71	12.76

Sit Science and Technology Growth	SISTX	12/31/97	4.46	-10.13	-8.78	6.72	-22.33	—	-0.77

Sit Developing Markets Growth	SDMGX	07/01/94	4.01	7.99	31.32	17.26	-0.55	3.36	2.53

S&P 500 Index(5)			1.37	-0.81	6.32	8.28	-2.38	9.94	13.58
S&P MidCap 400 Index(5)			4.26	3.85	14.02	13.16	8.49	14.66	16.43
MSCI EAFE Index (6)			-1.01	-1.17	13.65	12.06	-0.55	5.22	5.75
Russell 2000 Index (7)			4.32	-1.25	9.45	12.81	5.71	9.90	10.75
MSCI Emerging Markets Index (8)			3.00	4.24	30.77	20.91	4.87	1.83	1.51

(1)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(2)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(3)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(4)	Period from Fund inception through calendar year-end.
(5)	Figures assume an inception date of 09/02/82.
(6)	Figures assume an inception date of 10/31/91.
(7)	Figures assume an inception date of 07/01/94.
(8)	Figures assume an inception date of 06/30/94.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

4	5

Sit Mutual Funds Average Annual Total Returns for Periods Ended December 31, 2004

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2004. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a taxdeferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.2%	-2.6%	8.5%
Return After Taxes on Distributions	8.7%	-3.5%	7.1%
Return After Taxes on Distributions and Sale of Fund Shares	7.6%	-2.7%	6.8%
Lehman Aggregate Bond Index	4.3%	7.7%	7.7%
S&P 500 Index	10.9%	-2.3%	12.1%

Dividend Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	10.9%	n/a	10.9%
Return After Taxes on Distributions	10.7%	n/a	10.7%
Return After Taxes on Distributions and Sale of Fund Shares	9.2%	n/a	9.2%
S&P 500 Index	10.9%	n/a	10.9%

*Inception date 12/31/03.

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	12.8%	-9.2%	8.6%
Return After Taxes on Distributions	12.7%	-9.6%	7.4%
Return After Taxes on Distributions and Sale of Fund Shares	10.9%	-7.6%	7.3%
S&P 500 Index	10.9%	-2.3%	12.1%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	17.0%	-7.6%	9.0%
Return After Taxes on Distributions	17.0%	-8.4%	6.9%
Return After Taxes on Distributions and Sale of Fund Shares	14.5%	-6.2%	7.2%
S&P MidCap 400 Index	16.5%	9.5%	16.1%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	13.0%	-13.0%	1.3%
Return After Taxes on Distributions	12.9%	-13.1%	0.5%
Return After Taxes on Distributions and Sale of Fund Shares	11.0%	-10.5%	0.9%
MSCI EAFE Index	20.3%	-1.1%	5.6%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	6.8%	-4.2%	12.5%
Return After Taxes on Distributions	6.8%	-4.2%	11.8%
Return After Taxes on Distributions and Sale of Fund Shares	5.8%	-3.5%	10.8%
Russell 2000 Index	18.3%	6.6%	11.5%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	7.4%	-16.4%	0.7%
Return After Taxes on Distributions	7.4%	-16.5%	0.6%
Return After Taxes on Distributions and Sale of Fund Shares	6.3%	-13.0%	0.7%
S&P 500 Index	10.9%	-2.3%	4.8%

*Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.5%	-3.1%	2.2%
Return After Taxes on Distributions	16.5%	-3.2%	2.2%
Return After Taxes on Distributions and Sale of Fund Shares	14.1%	-2.6%	1.9%
MSCI Emerging Markets Free Index	22.5%	2.1%	1.0%

Sit Balanced Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

        The Sit Balanced Fund’s twelve-month return was +7.28%. The S&P 500 Index return was +6.32% over the period, while the Lehman Aggregate Bond Index increased +6.80%.

        While the surge in stock prices following the presidential election was enough to result in higher stock prices for the full twelve-month period, uncertainties over the direction of interest rates, oil prices and economic growth combined to limit the upside for equities. Despite these headwinds, however, we continue to believe the economy remains on a solid footing and inflation is likely to remain at relatively low levels. Although we consider overall equity valuations to be at “fair” levels, P/E ratios are unlikely to expand based on expectations of somewhat higher interest rates in the months ahead. Earnings growth, therefore, is likely to be the primary determinant of returns. We believe that the Fund’s largest sector weightings, health technology and electronic technology, are best positioned to deliver differentiated earnings growth in this environment.

        While a case can be made that the Federal Reserve may begin to slow the pace of short-term rate increases, we continue to maintain a relatively defensive stance in the fixed income portion of the Fund. The yield curve has flattened considerably in recent months as short-term rates have risen, while intermediate- and longer-term rates have dropped. Our projection of continued 3%-plus GDP growth over the next several quarters, however, should result in a reversal of this trend. Accordingly, the portfolio structure continues to focus on providing a relative yield advantage with relatively short durations, designed to provide protection against a possible future steepening of the yield curve.

        Based on the stronger return potential for equities, we believe an above average allocation to stocks is appropriate. As of June 30th, the asset allocation of the Fund was 64% equities, 33% fixed income and 3% cash. We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

        The Sit Balanced Fund’s dual objectives are to seek longterm growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

        The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$14.53 Per Share
6/30/04:	$13.80 Per Share

Total Net Assets:	$12.3 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index	Lehman Aggregate Bond Index

3 Month**	3.60%	1.37%	3.01%
6 Month**	1.65	-0.81	2.51
1 Year	7.28	6.32	6.80
5 Years	-2.79	-2.38	7.40
10 Years	7.26	9.94	6.83
Inception	7.48	10.46	6.63
(12/31/93)

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index	Lehman Aggregate Bond Index

1 Year	7.28%	6.32%	6.80%
5 Years	-13.18	-11.33	42.92
10 Years	101.54	157.88	93.53
Inception	129.19	214.11	109.38
(12/31/93)

*As of 6/30/05	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Aggregate Bond Index and the S&P 500 Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/05 would have grown to $22,919 in the Fund, $20,938 in the Lehman Aggregate Bond Index or $31,411 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS
Stocks	w	General Electric Co.
	w	United Healthgroup, Inc.
	w	Valero Energy Corp.
	w	Target Corp.
	w	PepsiCo, Inc.

Bonds	w	U.S. Treasury Strip, 8/15/11
	w	Northwest Airlines Corp., 8.07%, 10/1/19
	w	American Strategic, Inc. Portfolio II
	w	Morton Intl., Inc., 9.65%, 6/1/20
	w	American Strategic, Inc. Portfolio III

Total Number of Holdings: 148

Sit Balanced Fund Portfolio of Investments – June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (63.8%) (2) Communications (2.3%)
2,600	Crown Castle Intl. Corp. (3)	52,832
2,700	Nextel Communications, Inc. (3)	87,237
6,000	Vodafone Group, A.D.R.	145,920

		285,989

Consumer Durables (0.3%)
600	Electronic Arts, Inc. (3)	33,966

Consumer Non-Durables (2.9%)
3,700	PepsiCo, Inc.	199,541
3,000	The Procter & Gamble Co.	158,250

		357,791

Consumer Services (4.6%)
2,600	Comcast Corp. (3)	79,820
1,500	Harrah’s Entertainment, Inc.	108,105
2,800	International Game Technology	78,820
1,500	Marriott International, Inc.	102,330
2,200	News Corp.	35,596
500	Royal Caribbean Cruises, Ltd.	24,180
800	Starbucks Corp. (3)	41,328
3,100	Time Warner, Inc. (3)	51,801
1,400	Viacom, Inc.	44,828

		566,808

Electronic Technology (7.8%)
3,000	Analog Devices, Inc.	111,930
8,700	Cisco Systems, Inc. (3)	166,257
3,600	Dell Computer Corp. (3)	142,236
9,300	EMC Corp. (3)	127,503
6,000	Intel Corp.	156,360
1,800	Jabil Circuit, Inc. (3)	55,314
4,800	Nokia Corp., A.D.R.	79,872
3,600	Qualcomm, Inc.	118,836

		958,308

Energy Minerals (6.8%)
1,800	ConocoPhillips Co.	103,482
2,400	Murphy Oil Corp.	125,352
1,700	Occidental Petroleum Corp.	130,781
2,400	Suncor Energy, Inc.	113,568
3,000	Valero Energy Corp.	237,330
3,733	XTO Energy, Inc.	126,885

		837,398

Finance (6.1%)
600	American Express Co.	31,938
1,121	American International Group, Inc.	65,130
400	Chubb Corp.	34,244
3,866	Citigroup, Inc.	178,725
1,700	Franklin Resources, Inc.	130,866
1,000	Goldman Sachs Group, Inc.	102,020
1,000	Prudential Financial, Inc.	65,660
2,300	Wells Fargo Co.	141,634

		750,217

Health Services (2.5%)
300	Triad Hospitals, Inc. (3)	16,392
5,000	UnitedHealth Group, Inc.	260,700
400	WellPoint, Inc. (3)	27,856

		304,948

Health Technology (8.8%)
1,600	Abbott Laboratories	78,416
2,500	Amgen, Inc. (3)	151,150
1,900	Boston Scientific Corp. (3)	51,300
4,800	Elan Corp., A.D.R. (3)	32,736
1,800	Eli Lilly and Co.	100,278
1,900	Genentech, Inc. (3)	152,532
1,700	Gilead Sciences, Inc. (3)	74,783
1,600	Johnson & Johnson	104,000
1,600	Medtronic, Inc.	82,864
4,755	Pfizer, Inc.	131,143
800	Stryker Corp.	38,048
2,600	Teva Pharmaceutical, Ltd., A.D.R.	80,964

		1,078,214

Industrial Services (2.2%)
1,450	Nabors Industries, Ltd. (3)	87,899
1,500	Noble Corp.	92,265
1,100	Schlumberger Ltd.	83,534

		263,698

Process Industries (0.8%)
600	Air Products and Chemicals, Inc.	36,180
1,300	Dow Chemical Co.	57,889

		94,069

Producer Manufacturing (5.7%)
1,000	Caterpillar, Inc.	95,310
7,600	General Electric Co.	263,340
1,600	ITT Industries, Inc.	156,208
1,400	3M Co.	101,220
1,600	United Technologies Corp.	82,160

		698,238

Retail Trade (5.5%)
1,200	Best Buy Co., Inc.	82,260
1,000	eBay, Inc. (3)	33,010
2,600	J.C. Penney Co., Inc.	136,708
3,300	Lowe’s Companies, Inc.	192,126
4,300	Target Corp.	233,963

		678,067

Quantity/Par ($)	Name of Issuer	Market Value ($)(1)

Technology Services (5.9%)
2,000	Adobe Systems, Inc.	57,240
1,900	Check Point Software Technology (3)	37,620
1,900	First Data Corp.	76,266
200	Google, Inc. (3)	58,830
7,600	Microsoft Corp.	188,784
2,100	SAP AG	90,930
2,800	Symantec Corp. (3)	60,872
2,200	Veritas Software Corp. (3)	53,680
2,700	Yahoo!, Inc. (3)	93,555

		717,777

Transportation (1.6%)
1,800	Burlington Northern Sante Fe Corp.	84,744
800	United Parcel Service, Inc.	55,328
700	UTI Worldwide, Inc.	48,734

		188,806

Total common stocks		7,814,294
(cost: $6,572,170)

Bonds (33.3%) (2)

Asset-Backed Securities (4.4%)
58,938	Conseco Mfg. Housing Series 2002-2 A2, 6.03%, 3/1/33	60,361
	Green Tree Financial Corp.:
7,880	1995-5 A6, 7.25%, 9/15/26	8,124
51,293	1997-1 A6, 7.29%, 3/15/28	54,725
51,610	1997-6 A10, 6.87%, 1/15/29	54,755
	Indymac Mfg. Housing:
66,179	1998-2 A2, 6.17%, 12/25/11	65,804
108,217	1998-2 A4, 6.64%, 12/25/27	108,183
	Origen Mfg. Housing:
50,000	2001-A A5, 7.08%, 3/15/32	52,818
38,796	2002-A A3, 6.17%, 5/15/32	40,185
89,168	UCFC Mfg. Housing Series 1998-2 A3, 6.163%, 8/15/19	89,859

		534,814

Collateralized Mortgage Obligations (2.0%)
53,845	FHLMC, 3.25%, 4/15/32	51,142
50,000	Structured Asset Securities Corp., 2005-4XS, 5.25%, 3/25/35	49,886
	Washington Mutual Mtg. Pass-Through:
54,329	Series 2002-S8, 5.25%, 1/25/18	55,008
94,180	Series 2003-MS5, 5.00%, 3/25/18	94,843

		250,879

Corporate Bonds (12.2%)
100,000	Academica Charter School, 8.00%, 8/15/24	106,547
100,000	Citigroup Capital, 7.75%, 12/1/36	107,052
84,000	ConocoPhillips, 8.00%, 1/15/37	91,581
80,140	Continental Airlines, 7.71%, 4/2/21	80,214
50,000	CSX Corp., 9.75%, 6/15/20	72,310
83,076	Delta Airlines, 6.718%, 1/2/23	87,203
50,000	Everest Reins. Hldgs., 8.75%, 3/15/10	58,653
35,000	Fifth Third Capital Trust, 8.14%, 3/15/27	38,097
100,000	JP Morgan Capital Trust II, 7.95%, 2/1/27	108,639
100,000	McDonald’s Corp., 7.31%, 9/15/27	105,830
100,000	Morton Intl., Inc., 9.65%, 6/1/20	148,713
100,000	NB Capital Trust IV (Bank of America), 8.25%, 4/15/27	109,354
201,366	Northwest Airlines Corp., 8.07%, 10/1/19	220,020
100,000	Virginia Electric & Power, 8.25%, 3/1/25	103,729
50,000	Wells Fargo Capital, 7.96%, 12/15/26	54,175

		1,492,117

Federal Home Loan Mortgage Corporation (2.3%)
42,091	7.50%, 7/1/29	45,068
77,231	7.50%, 3/1/31	82,694
51,365	8.38%, 5/17/20	55,243
31,255	8.50%, 7/1/18	33,751
59,751	8.50%, 10/1/30	64,915

		281,671

Federal National Mortgage Association (4.8%)
11,085	7.00%, 3/1/07	11,241
98,747	7.00%, 10/1/11	103,516
34,249	7.50%, 6/1/32	36,724
15,693	8.00%, 12/1/20	16,877
27,750	8.00%, 7/1/26	29,904
33,238	8.00%, 12/1/27	35,826
76,438	8.00%, 2/1/31	82,209
56,729	8.46%, 4/15/26	61,528
43,025	9.50%, 5/1/27	48,146
70,571	9.50%, 11/1/30	76,594
15,426	9.75%, 1/15/13	16,952
1,551	10.00%, 1/1/20	1,755
38,566	10.00%, 7/1/26	43,904
15,967	10.25%, 6/15/13	17,688

		582,864

See accompanying notes to portfolios of investments on page 42.

Sit Balanced Fund Portfolio of Investments – June 30, 2005

Quantity/Par ($)	Name of Issuer	Market Value ($)(1)

Government National Mortgage Association (4.0%)
73,134	7.00%, 7/15/23	77,810
59,255	7.00%, 12/15/24	63,397
92,811	7.50%, 7/15/23	100,088
61,028	8.00%, 3/15/17	65,879
56,637	8.00%, 6/15/17	61,139
6,046	9.00%, 6/15/11	6,587
12,596	9.00%, 6/15/09	13,326
18,016	9.00%, 11/15/16	19,635
2,251	9.50%, 5/20/16	2,475
50,430	9.50%, 9/15/30	56,703
5,219	9.50%, 9/20/18	5,770
13,037	9.50%, 2/20/19	14,447
1,551	9.75%, 10/15/05	1,568
1,781	11.25%, 10/15/11	1,993

		490,817

Taxable Municipal Securities (0.1%)
9,000	Bernalillo Multifamily. Series 1998A, 7.50%, 9/20/20	9,896

U.S. Government Securities (3.5%)
	U.S. Treasury Strips, zero coupon:
450,000	3.79% effective yield, 8/15/11	356,946
200,000	5.64% effective yield, 11/15/27	76,034

		432,980

Total bonds		4,076,038
(cost: $4,026,082)

Closed-End Mutual Funds (3.1%) (2)
6,009	American Select Portfolio	71,868
403	American Strategic, Inc. Portfolio	4,602
15,470	American Strategic, Inc. Portfolio II	180,690
10,609	American Strategic, Inc. Portfolio III	118,715

Total closed-end mutual funds		375,875
(cost: $368,185)

Short-Term Securities (0.6%) (2)
72,000	Sit Money Market Fund, 2.66% (4)	72,000
(cost: $72,000)

Total investments in securities
(cost: $11,038,437) (5)		$12,338,207

        See accompanying notes to portfolios of investments on page 42.

This page has been left blank intentionally.

Sit Dividend Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

        The Sit Dividend Growth Fund posted a +12.12% return over the last twelve months, compared to the +6.32% return for the S&P 500 Index. The Fund’s inception date was 12/31/03.

        The equity market was confronted by a number of challenges over the past year, particularly the impact of higher short-term rates and rising oil prices on economic growth. Higher energy prices remain a risk, of course, but we believe there are enough offsetting economic strengths to avoid a major growth slowdown. Underlying productivity remains strong, corporations are flush with cash, and interest rates still remain low enough to allow companies and consumers to borrow and spend. Given a maturing economic cycle, however, and the prospect of somewhat higher interest rates, we expect investors to continue to shift their emphasis away from high risk, high beta stocks to more stable, higher quality stocks that tend to be emphasized in the Fund.

        The Fund performed well, in both relative and absolute terms, despite the volatile market over the past twelve months. Relative to the S&P 500 Index, the Fund’s performance was helped by strong stock selection in the finance and retail trade sectors, along with overweighted positions in the energy minerals and industrial services sectors. Key winners in these sectors included Occidental Petroleum (+62% 12-month total return), Tortoise Energy Infrastructure (+46%), Kinder Morgan (+46%), Hugoton Royalty Trust (+44%), Marathon Oil (+45%), Buckle (+71%) and Prudential Financial (+43%). The Fund’s performance was hurt by holdings in the health technology sector, as well as by underweighting the strong performing health services sector.

        The Fund continues to be well diversified, with the most significant weightings in finance, producer manufacturing, health technology and energy minerals. The statistical attributes of the Fund’s holdings have not changed from its inception. Relative to the S&P 500 Index, the Fund has a significantly higher dividend yield, a lower P/E ratio and a lower projected beta.

        We are pleased to report strong one-year and since-inception returns for the Fund. Based on the growing positive sentiment for dividend-paying stocks in recent months, we remain enthused about the Fund’s prospects over the near and long term.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

        The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$11.18 Per Share
6/30/04:	$10.14 Per Share

Total Net Assets:	$14.2 Million

Weighted Average Market Cap:	$63.5 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Dividend Growth Fund	S&P 500 Index

3 Month**	1.47%	1.37%
6 Month**	2.86	-0.81
1 Year	12.12	6.32
3 Years	n/a	n/a
5 Years	n/a	n/a
Inception	9.19	6.55
(12/31/03)

CUMULATIVE TOTAL RETURNS*

	Sit Dividend Growth Fund	S&P 500 Index

1 Year	12.12%	6.32%
3 Years	n/a	n/a
5 Years	n/a	n/a
Inception	14.09	9.98
(12/31/03)

*As of 6/30/05		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the S&P 500 Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/05 would have grown to $11,409 in the Fund or $10,998 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

w	General Electric Co.
w	BP p.l.c., A.D.R.
w	Wells Fargo Co.
w	Citigroup, Inc.
w	United Technologies Corp.
w	Procter & Gamble Co.
w	Marathon Oil Corp.
w	Kayne Anderson MLP
w	PepsiCo, Inc.
w	Pfizer, Inc.
Total Number of Holdings: 78

Sit Dividend Growth Fund Portfolio of Investments – June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (93.1%) (2) Commercial Services (1.7%)
5,300	McGraw-Hill Companies, Inc.	234,525

Communications (4.2%)
7,900	Fairpoint Communications, Inc.	127,585
4,200	Global Signal, Inc.	158,130
6,000	SBC Communcations, Inc.	142,500
7,100	Vodafone Group, A.D.R.	172,672

		600,887

Consumer Durables (0.9%)
3,600	Briggs & Stratton Corp.	124,632

Consumer Non-Durables (9.6%)
3,700	Diageo p.l.c.	219,410
4,100	General Mills, Inc.	191,839
3,900	Kimberly-Clark Corp.	244,101
5,200	PepsiCo, Inc.	280,436
6,000	Procter & Gamble Co.	316,500
2,000	VF Corp.	114,440

		1,366,726

Electronic Technology (4.4%)
2,300	Diebold, Inc.	103,753
7,600	Hewlett-Packard Co.	178,676
7,700	Intel Corp.	200,662
8,300	Nokia Corp., A.D.R.	138,112

		621,203

Energy Minerals (9.7%)
6,100	BP p.l.c. , A.D.R.	380,518
6,700	Hugoton Royalty Trust	203,278
5,450	Marathon Oil Corp.	290,867
3,100	Occidental Petroleum Corp.	238,483
2,300	Total S.A.	268,755

		1,381,901

Finance (16.7%)
5,900	Alliance Capital Mgmt. Hldg., LP	275,766
3,100	AMB Property Corp.	134,633
5,500	Aspen Insurance Holdings, Ltd.	151,580
1,600	Chubb Corp.	136,976
7,600	Citigroup, Inc.	351,348
4,400	Endurance Specialty Holdings, Ltd.	166,408
4,800	Gladstone Investment Corp.	72,240
3,950	J.P. Morgan Chase & Co.	139,514
3,900	Lincoln National Corp.	182,988
2,400	Prudential Financial, Inc.	157,584
3,450	U.S. Bancorp	100,740
3,000	Wachovia Corp.	148,800
5,800	Wells Fargo Co.	357,164

		2,375,741

Health Services (1.0%)
4,100	Owens & Minor, Inc.	132,635

Health Technology (10.3%)
4,400	Abbott Laboratories	215,644
3,100	Arrow Intl., Inc.	98,890
4,200	Becton, Dickinson & Co.	220,374
8,500	Bristol-Myers Squibb Co.	212,330
4,550	Eli Lilly and Co.	253,480
10,100	Pfizer, Inc.	278,558
4,100	Wyeth	182,450

		1,461,726

Industrial Services (2.9%)
1,600	BJ Services Co.	83,968
4,200	Granite Construction, Inc.	118,020
2,550	Kinder Morgan, Inc.	212,160

		414,148

Non-Energy Minerals (0.5%)
1,700	Southern Peru Copper Corp.	72,828

Process Industries (5.2%)
1,200	Air Products and Chemicals, Inc.	72,360
4,100	Bemis Company, Inc.	108,814
3,000	Dow Chemical Co.	133,590
4,800	E.I. Du Pont de Nemours & Co.	206,448
4,700	Sherwin-Williams Co.	221,323

		742,535

Producer Manufacturing (14.2%)
3,950	American Power Conversion Corp.	93,180
4,100	Autoliv, Inc.	179,580
1,500	Caterpillar, Inc.	142,965
1,700	Cooper Industries, Ltd.	108,630
1,300	General Dynamics Corp.	142,402
16,300	General Electric Co.	564,795
1,500	ITT Industries, Inc.	146,445
1,400	Lockheed Martin Corp.	90,818
6,200	United Technologies Corp.	318,370
3,150	3M Co.	227,745

		2,014,930

Quantity	Name of Issuer	Market Value ($)(1)

Retail Trade (4.0%)
1,100	Best Buy Co., Inc.	75,405
3,200	Buckle, Inc.	141,888
3,200	Costco Wholesale Corp.	143,424
4,900	Deb Shops, Inc.	141,953
3,050	Limited Brands	65,331

		568,001

Transportation (3.8%)
2,300	Burlington Northern Santa Fe Corp.	108,284
7,600	Eagle Bulk Shipping, Inc.	102,600
1,700	Nordic American Tanker Shipping, Ltd.	72,165
2,800	Tsakos Energy Navigation, Ltd.	108,556
2,050	United Parcel Service, Inc.	141,778

		533,383

Utilities (4.0%)
1,700	Entergy Corp.	128,435
2,600	Equitable Resources, Inc.	176,800
2,900	Exelon Corp.	148,857
1,400	TXU Corp.	116,326

		570,418

Total common stocks		13,216,219
(cost: $12,470,760)

Closed-End Mutual Funds (3.3%) (2)
10,850	Kayne Anderson MLP Invest. Co.	290,238
5,800	Tortoise Energy Infrastructure Corp.	183,048

Total closed-end mutual funds		473,286
(cost: $425,025)

Short-Term Securities (2.5%) (2)
358,000	Sit Money Market Fund, 2.66% (4)	358,000
(cost: $358,000)

Total investments in securities
(cost: $13,253,785)		$14,047,505

See accompanying notes to portfolios of investments on page 42.

Sit Large Cap Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

        The Sit Large Cap Growth Fund’s one-year return was +7.62%, compared to +6.32% for the S&P 500 Index and +1.70% for the Russell 1000 Growth Index.

        With the exception of the market rally following the presidential election in the fall of 2004, equity markets have generally been “range bound” as investors struggled with high oil prices, Federal Reserve rate increases and decelerating corporate earnings growth. We remain optimistic, however, given the backdrop of a stable economy with moderate inflation trends, which should limit the potential for significantly higher interest rates. Despite the strong relative performance of value stocks over the past twelve months, an encouraging trend emerged during the final two months of the period as growth stocks outperformed core and value indices. We believe a strong case can be made for a sustained period of growth stock performance, as valuations have become increasingly attractive, and growth companies should exhibit accelerating relative earnings growth with overall corporate earnings now decelerating.

        Despite the difficult environment for many of the high growth sectors over the past twelve months, strong stock selection drove the Fund’s relative outperformance versus the S&P 500 Index. The Fund benefited from superior stock selection in the energy minerals, retail trade, health services and finance sectors. Conversely, relative returns were negatively impacted by overweighted positions in the electronic technology and health technology sectors, along with an underweighted position in the strong-performing utilities sector. In terms of individual stocks, the most important positive contributors over the period included Valero Energy (+116%), Suncor Energy (+86%), Occidental Petroleum (+62%), Target (+29%), UnitedHealth Group (+68%) and Franklin Resources (+59%). The Fund’s performance was negatively impacted by Elan, which fell -72% over the past twelve months.

        Changes to sector allocations were relatively modest over the past twelve months. Our belief in the sustainability of higher oil and gas prices led to increases in both the energy minerals and industrial service sectors, while the relative underperformance of the electronic technology, health technology and technology service sectors was a key factor in lower sector allocations in these traditional growth groups. We continue to maintain an overweighted position in the health care and technology sectors, relative to the S&P 500, as we expect these groups to be primary beneficiaries of the improving growth stock sentiment that we believe is emerging.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$34.27 Per Share
6/30/04:	$31.96 Per Share

Total Net Assets:	$69.7 Million

Weighted Average Market Cap:	$73.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	S&P 500 Index	Russell 1000 Growth Index

3 Month**	4.16%	1.37%	2.47%
6 Month**	0.94	-0.81	-1.72
1 Year	7.62	6.32	1.70
5 Years	-9.77	-2.38	-10.35
10 Years	6.96	9.94	7.40
Inception***	10.98	13.58	12.01
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	S&P 500 Index	Russell 1000 Growth Index

1 Year	7.62%	6.32%	1.70%
5 Years	-40.20	-11.33	-42.10
10 Years	96.03	157.88	104.24
Inception***	980.19	1732.85	1233.39
(9/2/82)

*As of 6/30/05			**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Russell 1000 Growth Index and the S&P 500 Index.
***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/05 would have grown to $108,019 in the Fund or $183,285 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS
w	General Electric Co.
w	Valero Energy Corp.
w	United Healthgroup, Inc.
w	Target Corp.
w	Citigroup, Inc.
w	Microsoft Corp.
w	PepsiCo, Inc.
w	Lowe’s Companies, Inc.
w	Pfizer, Inc.
w	Procter & Gamble Co.
Total Number of Holdings: 84

Sit Large Cap Growth Fund Portfolio of Investments – June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (94.5%) (2)
Communications (3.4%)
35,300	Crown Castle Intl. Corp. (3)	717,296
21,500	Nextel Communications, Inc. (3)	694,665
40,200	Vodafone Group, A.D.R.	977,664

		2,389,625

Consumer Durables (0.4%)
5,600	Electronic Arts, Inc. (3)	317,016

Consumer Non-Durables (4.2%)
28,800	PepsiCo, Inc.	1,553,184
26,500	Procter & Gamble Co.	1,397,875

		2,951,059

Consumer Services (6.8%)
19,500	Comcast Corp. (3)	598,650
11,500	Harrah’s Entertainment, Inc.	828,805
21,000	International Game Technology	591,150
40,804	Liberty Media Corp. (3)	415,793
12,400	Marriott International, Inc.	845,928
18,600	News Corp.	300,948
4,300	Royal Caribbean Cruises, Ltd.	207,948
6,000	Starbucks Corp. (3)	309,960
24,400	Time Warner, Inc. (3)	407,724
8,477	Viacom, Inc.	271,434

		4,778,340

Electronic Technology (12.5%)
30,400	Analog Devices, Inc.	1,134,224
31,000	Applied Materials, Inc. (3)	501,580
68,800	Cisco Systems, Inc. (3)	1,314,768
27,000	Dell Computer Corp. (3)	1,066,770
76,200	EMC Corp. (3)	1,044,702
47,800	Intel Corp.	1,245,668
13,500	Jabil Circuit, Inc. (3)	414,855
18,000	Juniper Networks, Inc. (3)	453,240
41,100	Nokia Corp., A.D.R.	683,904
26,200	Qualcomm, Inc.	864,862

		8,724,573

Energy Minerals (9.4%)
14,000	ConocoPhillips Co.	804,860
18,000	Murphy Oil Corp.	940,140
13,000	Occidental Petroleum Corp.	1,000,090
18,500	Suncor Energy, Inc.	875,420
25,800	Valero Energy Corp.	2,041,038
25,066	XTO Energy, Inc.	851,994

		6,513,542

Finance (10.6%)
5,900	American Express Co.	314,057
8,962	American International Group, Inc.	520,692
6,700	Chubb Corp.	573,587
34,200	Citigroup, Inc.	1,581,066
13,500	Franklin Resources, Inc.	1,039,230
15,500	Prudential Financial, Inc.	1,017,730
11,500	The Goldman Sachs Group, Inc.	1,173,230
18,500	Wells Fargo Co.	1,139,230

		7,358,822

Health Services (4.0%)
2,700	Triad Hospitals, Inc. (3)	147,528
38,000	UnitedHealth Group, Inc.	1,981,320
9,500	WellPoint, Inc. (3)	661,580

		2,790,428

Health Technology (13.1%)
13,900	Abbott Laboratories	681,239
21,700	Amgen, Inc. (3)	1,311,982
5,000	Biogen, Inc. (3)	172,250
9,000	Boston Scientific Corp. (3)	243,000
36,950	Elan Corp., A.D.R. (3)	251,999
13,800	Eli Lilly and Co.	768,798
15,000	Genentech, Inc. (3)	1,204,200
13,000	Gilead Sciences, Inc. (3)	571,870
14,750	Johnson & Johnson	958,750
13,400	Medtronic, Inc.	693,986
51,325	Pfizer, Inc.	1,415,543
5,800	Stryker Corp.	275,848
19,000	Teva Pharmaceutical, Ltd., A.D.R.	591,660

		9,141,125

Industrial Services (3.3%)
12,800	Nabors Industries, Ltd. (3)	775,936
13,300	Noble Corp.	818,083
9,500	Schlumberger, Ltd.	721,430

		2,315,449

Process Industries (1.2%)
5,400	Air Products and Chemicals, Inc.	325,620
11,200	Dow Chemical Co.	498,736

		824,356

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (8.0%)
7,200	Caterpillar, Inc.	686,232
62,600	General Electric Co.	2,169,090
12,200	ITT Industries, Inc.	1,191,086
11,000	3M Co.	795,300
13,700	United Technologies Corp.	703,495

		5,545,203

Retail Trade (7.3%)
10,450	Best Buy Co., Inc.	716,347
8,000	eBay, Inc. (3)	264,080
17,400	J.C. Penney Co., Inc.	914,892
25,800	Lowe’s Companies, Inc.	1,502,076
31,000	Target Corp.	1,686,710

		5,084,105

Technology Services (8.1%)
15,000	Adobe Systems, Inc.	429,300
14,800	Check Point Software Tech., Ltd.(3)	293,040
11,500	First Data Corp.	461,610
1,500	Google, Inc. (3)	441,225
63,500	Microsoft Corp.	1,577,340
16,000	SAP AG	692,800
25,500	Symantec Corp. (3)	554,370
16,400	Veritas Software Corp. (3)	400,160
22,000	Yahoo!, Inc. (3)	762,300

		5,612,145

Transportation (2.2%)
13,600	Burlington Northern Sante Fe Corp.	640,288
6,900	United Parcel Service, Inc.	477,204
5,500	UTI Worldwide, Inc.	382,910

		1,500,402

Total common stocks		65,846,190
(cost: $55,024,259)

Short-Term Securities (5.7%) (2)
3,938,000	Sit Money Market Fund, 2.66% (4)	3,938,000
(cost: $3,938,000)

Total investments in securities
(cost: $58,962,259) (5)		$69,784,190

See accompanying notes to portfolios of investments on page 42.

Sit Mid Cap Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

        The Sit Mid Cap Growth Fund’s twelve-month return was +10.26%, compared to +14.02% for the S&P MidCap 400 Index and +10.86% for the Russell Mid Cap Growth Index.

        Despite significant volatility along the way, mid cap stocks, once again, provided solid returns over the past twelve months. While higher interest rates and oil prices remain key risk factors for the market, the economy, thusfar, has held up quite well. Importantly, with some moderation in economic growth and continued benign inflation trends, there is a strong possibility that Federal Reserve rate increases may be nearing an end. Stocks have historically responded favorably at the end of a tightening cycle. We remain particularly optimistic on the prospects for growth stocks, given their attractive valuations and improving earnings growth trends relative to the broader market. Our current sector allocations reflect this focus on earnings growth, with the most heavily-weighted sectors being electronic technology, health technology and technology services.

        Relative to the Russell Mid Cap Growth Index, performance was aided by strong stock selection and an overweighted position in the energy minerals sector. Solid stock selection in communications, consumer non-durables and health services also added positively to results. Valero Energy (+116% over the past twelve months), Premcor (+98%), Nextel Partners (+58%), Coach (+49%) and WellChoice (+68%) were among the key winners in this group over the period. The lagging groups during the past year were health technology, consumer services and consumer durables. In particular, the Fund’s large position in Elan significantly negatively impacted returns over the past twelve months, as the company was forced to pull its key drug (Tysabri) from trial after two patients suffered a rare neurological disease while taking the drug in conjunction with another immuno-suppresive drug. Elan is evaluating all related data and hopes to meet with the FDA this fall to discuss possible routes back to the market for the drug.

        Given the strong earnings outlook, attractive valuations and improving recent sentiment for growth stocks, we remain enthusiastic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$11.28 Per Share
6/30/04:	$10.23 Per Share

Total Net Assets:	$199.4 Million

Weighted Average Market Cap:	$8.7 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	S&P MidCap 400 Index	Russell Mid Cap Growth Index

3 Month**	6.72%	4.26%	3.43%
6 Month**	1.90	3.85	1.70
1 Year	10.26	14.02	10.86
5 Years	-9.60	8.49	-5.23
10 Years	7.84	14.66	9.43
Inception	13.54	16.43	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	S&P MidCap 400 Index	Russell Mid Cap Growth Index

1 Year	10.26%	14.02%	10.86%
5 Years	-39.63	50.30	-23.55
10 Years	112.80	292.87	146.34
Inception	1717.15	3131.32	n/a
(9/2/82)

*As of 6/30/05			**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Russell Mid Cap Growth Index and the S&P MidCap 400 Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/05 would have grown to $181,715 in the Fund, or $323,132 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS
w	WellChoice, Inc.
w	XTO Energy, Inc.
w	Coach, Inc.
w	TCF Financial Corp.
w	Legg Mason, Inc.
w	Nextel Partners, Inc.
w	Murphy Oil Corp.
w	Caremark Rx, Inc.
w	Celegene Corp.
w	Chico’s FAS, Inc.
Total Number of Holdings: 95

Sit Mid Cap Growth Fund Portfolio of Investments – June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (97.4%) (2)
Communications (3.2%)
100,700	American Tower Corp. (3)	2,116,714
173,250	Nextel Partners, Inc. (3)	4,360,703

		6,477,417

Consumer Durables (1.0%)
17,300	Electronic Arts, Inc. (3)	979,353
38,100	Scientific Games Corp. (3)	1,026,033

		2,005,386

Consumer Non-Durables (2.5%)
150,000	Coach, Inc. (3)	5,035,500

Consumer Services (6.5%)
51,500	Education Management Corp. (3)	1,737,095
39,900	Harrah’s Entertainment, Inc.	2,875,593
73,500	International Game Technology	2,069,025
30,550	Marriott International, Inc.	2,084,121
19,100	Royal Caribbean Cruises, Ltd.	923,676
31,000	Station Casinos, Inc.	2,058,400
39,200	XM Satellite Radio Holdings, Inc.	1,319,472

		13,067,382

Electronic Technology (12.7%)
43,450	Analog Devices, Inc.	1,621,119
41,700	Apple Computer, Inc. (3)	1,534,977
115,500	ATI Technologies, Inc. (3)	1,368,675
81,850	Broadcom Corp. (3)	2,906,493
36,050	Jabil Circuit, Inc. (3)	1,107,816
135,850	Juniper Networks, Inc. (3)	3,420,703
33,500	KLA-Tencor Corp.	1,463,950
36,800	Kronos, Inc. (3)	1,486,352
69,800	Lam Research Corp. (3)	2,020,012
69,500	Network Appliance, Inc. (3)	1,964,765
58,500	Seagate Technology (3)	1,026,675
237,650	Sonus Networks, Inc. (3)	1,135,967
33,450	Trimble Havigation, Ltd. (3)	1,303,547
115,383	Xilinx, Inc.	2,942,267

		25,303,318

Energy Minerals (10.4%)
46,800	Apache Corp.	3,023,280
81,400	Murphy Oil Corp.	4,251,522
40,400	Premcor, Inc.	2,996,872
14,200	Southwestern Energy Corp. (3)	667,116
26,500	Tesoro Corp.	1,232,780
44,200	Valero Energy Corp.	3,496,662
150,416	XTO Energy, Inc.	5,112,640

		20,780,872

Finance (7.0%)
21,850	Ace, Ltd.	979,972
43,250	Legg Mason, Inc.	4,502,758
15,100	Lehman Brothers Holdings, Inc.	1,499,128
40,350	T. Rowe Price Group, Inc.	2,525,910
174,300	TCF Financial Corp.	4,510,884

		14,018,652

Health Services (8.5%)
94,950	Caremark Rx, Inc. (3)	4,227,174
26,400	Community Health Systems, Inc. (3)	997,656
34,800	Laboratory Corp. (3)	1,736,520
32,300	Stericycle, Inc. (3)	1,625,336
31,900	Triad Hospitals, Inc. (3)	1,743,016
94,700	WellChoice, Inc. (3)	6,578,809

		16,908,511

Health Technology (11.8%)
26,700	Alcon, Inc.	2,919,645
31,000	Beckman Coulter, Inc.	1,970,670
24,705	Biogen Idec, Inc. (3)	851,087
18,500	Biosite Diagnostics, Inc. (3)	1,017,315
103,300	Celgene Corp. (3)	4,211,541
218,150	Elan Corp., A.D.R. (3)	1,487,783
36,000	Gilead Sciences, Inc. (3)	1,583,640
50,000	Kyphon, Inc. (3)	1,739,500
13,000	OSI Pharmaceuticals, Inc. (3)	531,310
12,000	Respironics, Inc. (3)	433,320
59,500	Teva Pharmaceutical Industries, A.	1,852,830
92,550	Thermo Electron Corp. (3)	2,486,819
63,000	Varian Medical Systems, Inc. (3)	2,351,790

		23,437,250

Industrial Services (5.6%)
33,000	BJ Services Co.	1,731,840
20,600	CARBO Ceramics, Inc.	1,626,576
87,100	Chicago Bridge & Iron Co., A.D.R.	1,991,106
34,950	Nabors Industries, Ltd. (3)	2,118,669
18,600	Noble Corp.	1,144,086
40,750	Smith International, Inc.	2,595,775

		11,208,052

Quantity/Par($)	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (6.3%)
42,500	AMETEK, Inc.	1,778,625
55,500	Anixter International, Inc. (3)	2,062,935
23,800	DRS Technologies, Inc.	1,220,464
34,850	ITT Industries, Inc.	3,402,405
5,000	Jacobs Engineering Group, Inc. (3)	281,300
43,500	Pentair, Inc.	1,862,235
13,000	Precision Castparts Corp.	1,012,700
18,900	Rockwell Automation, Inc.	920,619

		12,541,283

Retail Trade (6.0%)
25,600	American Eagle Outfitters, Inc.	784,640
28,050	Best Buy Co., Inc.	1,922,827
121,800	Chico’s FAS, Inc. (3)	4,175,304
61,800	PETsMART, Inc.	1,875,630
85,575	Staples, Inc.	1,824,459
11,000	Whole Foods Market, Inc.	1,301,300

		11,884,160

Technology Services (14.5%)
92,380	Adobe Systems, Inc.	2,643,916
25,100	Alliance Data Systems Co. (3)	1,018,056
80,000	Amdocs, Ltd. (3)	2,114,400
66,400	Autodesk, Inc.	2,282,168
89,000	Business Objects, A.D.R. (3)	2,340,700
100,100	Ceridian Corp. (3)	1,949,948
89,050	Check Point Software Tech., Ltd. (3)	1,763,190
57,600	Cognizant Tech. Solutions Corp. (3)	2,714,688
72,500	Cognos, Inc. (3)	2,475,150
29,500	Macromedia, Inc. (3)	1,127,490
62,800	McAfee, Inc. (3)	1,644,104
41,500	Mercury Interactive Corp. (3)	1,591,940
43,550	NAVTEQ (3)	1,619,189
66,000	Symantec Corp. (3)	1,434,840
27,600	VeriSign, Inc. (3)	793,776
53,600	Veritas Software Corp. (3)	1,307,840

		28,821,395

Transportation (1.4%)
48,850	C.H. Robinson Worldwide, Inc.	2,843,070

Total common stocks		194,332,248
(cost: $146,117,150)

Short-Term Securities (3.4%) (2)
6,763,000	Sit Money Market Fund, 2.66% (4)	6,763,000
(cost: $6,763,000)

Total investments in securities
(cost: $152,880,150) (5)		$201,095,248

See accompanying notes to portfolios of investments on page 42.

Sit International Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

        The Sit International Growth Fund returned +9.80% for the last fiscal year compared with +13.65% for the MSCI EAFE Index. The Fund’s holdings in the non-index countries of Canada, India, China and Mexico as well as Hong Kong contributed positively due to stock selection while the Fund’s holdings in the United Kingdom, Ireland, and Singapore more than offset the positive absolute performance.

        The Fund had a weighting of 47.8% in Europe at fiscal yearend, versus 67.1% for the Index. As the European economies continue to slow, we believe the European Central Bank and Bank of England may cut rates by year end to stimulate their economies. We are maintaining our underweight stance in Europe and overweight position in Canada and Asia ex-Japan where we see more attractive opportunities and favorable shifts in fundamentals. Within Europe we continue to hold higher-quality companies with high, consistent and conservative growth prospects. We recently purchased Central European Media (Eastern European television broadcaster), Deutsche Telekom, Puma (footwear and apparel) and Anglo Irish Bank. We increased our positions in Synthes (artificial disks), Burberry (luxury goods), Sanofi-Aventis (pharmaceuticals), and Siemens (capital goods).

        In Japan we maintained our underweight stance at 18.9% versus 21.9% for the Index. We are maintaining a balanced portfolio with domestic consumption and export oriented, globally dominant companies. We added to/purchased consumer stocks such as Asahi Breweries and Ito-En along with two energy-related investments, Mitsui OSK Lines and Nippon Oil.

        Our weighting in Asia ex-Japan was 17.1%, a 54% overweight relative to the Index weight of 11.1%. Although we believe there will be volatility, China will likely continue to experience moderate growth throughout 2005 and 2006 and drive growth throughout Asia. We have opportunistically increased our material and energy exposure through Rio Tinto, BHP Billiton, and PetroChina to capture China’s demand and strong global commodity and energy prices. To take advantage of the growth in the LCD market and the strength of the U.S consumer, we added AU Optronics in Taiwan.

        The Fund had a weighting 6.9% in Canada versus 0.0% for the Index. We have added to globally, economy-sensitive stocks with superior fundamentals such as Four Seasons Hotels, Research in Motion (wireless email devices) and Compton Petroleum.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

        In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$12.31 Per Share
6/30/04:	$11.24 Per Share

Total Net Assets:	$29.2 Million

Weighted Average Market Cap:	$48.2 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Int’l Growth Fund	Morgan Stanley Capital Int’l EAFE Index	Lipper Int’l Index

3 Month**	0.16%-	1.01%-	0.60%-
6 Month**	2.46-	1.17-	0.65-
1 Year	9.80	13.65	13.45
5 Years	11.56-	0.55-	0.19-
10 Years	0.45	5.22	6.87
Inception	3.95	5.75	7.55
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit Int’l Growth Fund	Morgan Stanley Capital Int’l EAFE Index	Lipper Int’l Index

1 Year	9.80%	13.65%	13.45%
5 Years	45.89-	2.70-	0.93-
10 Years	4.60	66.37	94.35
Inception	69.93	114.74	170.44
(11/1/91)

*As of 6/30/05.		.Not annualized**

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/05 would have grown to $16,993 in the Fund, or $21,474 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund Portfolio of Investments - June 30, 2005

TOP 10 HOLDINGS
w	Vodafone Group, p.l.c.
w	BHP Billiton, Ltd.
w	Sumitomo Financial Group
w	Novartis, A.G.
w	Rio Tinto, A.D.R.
w	Roche Holdings, A.G.
w	Royal Bank of Scotland
w	Telefonica SA
w	Sanofi-Aventis
w	Nestle, SA
Total Number of Holdings: 95

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.8%) (2) Africa/ Middle East (4.4%) Israel (4.4%)
13,400	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	354,162
5,500	Given Imaging, A.D.R. (Health Tech.) (3)	125,455
11,600	Lipman Electronic, A.D.R. (Electronic Tech.)	356,932
5,800	Shamir Optical, A.D.R. (Health Tech.) (3)	93,670
11,000	Teva Pharmaceutical, A.D.R. (Health Tech.)	342,540

		1,272,759

Asia (34.4%) Australia (6.3%)
17,444	Australia and New Zealand Banking Group (Finance)	289,202
55,386	BHP Billiton, Ltd. (Non-Energy Minerals)	766,253
4,900	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	597,408
12,000	Westpac Banking Corp. (Finance)	182,482

		1,835,345

Hong Kong / China (6.6%)
65,800	Hongkong Land Holdings, Ltd. (Finance)	183,582
27,400	HSBC Holdings, p.l.c. (Finance)	440,611
82,000	Hysan Development Co. (Finance)	170,365
86,000	Li & Fung, Ltd. (Retail Trade)	178,676
434,000	Petrochina Co., Ltd. (Energy Minerals)	321,035
31,600	Sun Hung Kai Properties, Ltd. (Finance)	312,004
133,000	Techtronic Industries Co., Ltd. (Consumer Durables)	336,209

		1,942,482

India (0.9%)
11,500	ICICI Bank, A.D.R. (Finance)	251,275

Japan (18.9%)
4,300	AFLAC, Inc., A.D.R. (Finance)	186,104
30,000	Asahi Breweries (Consumer Non-Durables)	357,910
7,000	Canon, Inc. (Electronic Technology)	368,920
65	East Japan Railway (Transportation)	334,356
5,600	Honda Motor Co., Ltd. (Producer Mfg.)	276,437
7,100	Ito En, Ltd. (Consumer Non Durables)	364,579
5,000	Ito-Yokado Co. (Retail)	166,050
11,000	Kao Corp. (Consumer Non-Durables)	259,588
45	Mitsubishi Tokyo Financial Group, Inc. (Finance)	382,141
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	98,908
66,000	Nippon Oil Corp. (Energy Minerals)	448,497
4,000	NITTO DENKO Corp. (Producer Manufacturing)	229,582
20,000	Nomura Holdings, Inc. (Finance)	239,509
99	NTT DoCoMo, Inc. (Communications)	146,521
3,500	Softbank Corp. (Technology Services)	137,397
93	Sumitomo Mitsui Financial Group, Inc. (Finance)	629,456
7,500	Takeda Pharmaceutical Co. (Health Tech.)	372,259
29	UFJ Holdings, Inc. (Finance)	151,268
6,200	Yamada Denki Co. (Consumer Durables)	356,971

		5,506,453

South Korea (0.6%)
750	Samsung Electronics Co., G.D.R. (Electronic Technology)	179,245

Thailand (0.8%)
97,500	Advanced Info Services (Communications)	231,244

Taiwan (0.3%)
5,200	AU Optronics Corp., A.D.R (Electronic Tech.)	88,088

Europe (47.8%) Czech Republic (1.1%)
6,600	Central European Media Enterprises, Ltd. (Consumer Services) (3)	319,308

Finland (0.9%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	250,432

France (7.9%)
15,386	AXA (Finance)	385,023
8,000	Business Objects, A.D.R. (Tech. Svcs.) (3)	210,400
2,392	Danone (Consumer Non-Durables)	210,531
6,177	Sanofi-Aventis (Health Technology) (3)	507,770
2,900	Schlumberger, Ltd. (Industrial Svcs.)	220,226
2,011	Total, S.A. (Energy Minerals)	473,048
7,908	Veolia Environment (Utilities)	297,460

		2,304,458

Quantity	Name of Issuer	Market Value ($)(1)

Germany (5.8%)
21.500	Deutsche Telekom, A.D.R. (Communications)	396,030
2,083	Muenchener Rueckver (Finance)	222,170
1,207	Puma AG (Consumer Durables)	299,090
2,723	SAP AG (Technology Services)	475,701
3,896	Siemens AG (Technology Services)	284,606

		1,677,597

Greece (0.8%)
6,000	Tsakos Energy Navigation, Ltd., A.D.R. (Transportation)	232,620

Ireland (1.1%)
13,920	Anglo Irish Bank Corp. (Finance)	172,736
21,800	Elan Corp., A.D.R. (Health Technology) (3)	148,676

		321,412

Italy (1.1%)
72,675	Telecom Italia (Saving) (Communications)	226,998
39,540	Telecom Italia (Ord.) (Communications)	102,680

		329,678

Netherlands (2.8%)
12,500	ASML Holding N.V., A.D.R. (Electronic Technology)	195,750
15,411	ING Groep N.V. (Finance)	436,023
7,185	Philips Electronics N.V. (Electronic Tech.)	181,800

		813,573

Spain (1.8%)
31,344	Telefonica, S.A. (Communications)	513,791

Sweden (1.6%)
15,000	Ericsson, A.D.R. (Electronic Tech.)	479,250

Switzerland (10.2%)
10,234	Credit Suisse Group (Finance)	403,816
1,982	Nestle, S.A. (Consumer Non-Durables)	507,451
12,586	Novartis, A.G. (Health Technology)	599,778
4,717	Roche Holdings, A.G. (Health Tech.)	597,219
3,690	Synthes, Inc. (Health Technology)	405,263
5,891	UBS, A.G. (Finance)	459,839

		2,973,366

United Kingdon (12.7%)
5,100	BP p.l.c., A.D.R. (Energy Minerals)	318,138
22,462	Barclays, p.l.c. (Finance)	223,654
44,378	Burberry Group, p.l.c. (Retail Trade)	321,361
7,529	Cairn Energy, p.l.c. (Energy Minerals) (3)	181,916
3,400	GlaxoSmithkline, A.D.R. (Health Tech.)	164,934
40,486	Hilton Group, p.l.c. (Consumer Services)	207,727
9,835	Reckitt Benckiser, p.l.c. (Cons. Non-Durables)	289,991
18,015	Royal Bank of Scotland (Finance)	544,422
72,712	Tesco, p.l.c. (Retail Trade)	415,432
339,846	Vodafone Group, p.l.c. (Communications)	828,447
20,554	WPP Group p.l.c. (Consumer Services)	211,656

		3,707,678

Latin America (2.5%) Brazil (0.5%)
9,000	AES Tiete S.A. (Utilities)	160,068

Mexico (2.0%)
6,500	NII Holdings, Inc. (Communications) (3)	415,610
44,130	Wal-Mart de Mexico (Retail Trade)	179,051

		594,661

North America (7.7%) Canada (6.9%)
6,000	Cognos, Inc. (Technology Services) (3)	204,840
12,300	Compton Petroleum Corp. (Energy Minerals) (3)	111,973
4,200	EnCana Corp. (Energy Minerals)	165,730
5,500	Four Seasons Hotels, Inc. (Consumer Svcs.)	363,550
20,000	Great Canadian Gaming Corp. (Consumer Services) (3)	320,052
9,000	Precision Drilling Corp. (Industrial Svcs.) (3)	355,320
1,500	Research In Motion, Ltd. (Electronic Tech.) (3)	110,625
4,100	Suncor Energy, Inc. (Energy Minerals)	194,012
5,300	Talisman Energy, Inc. (Energy Minerals)	199,121

		2,025,223

United States (0.8%)
13,600	News Corp., Ltd., A.D.R. (Consumer Svcs.)	220,048

Total common stocks		28,230,054
(cost: $24,511,110)

Closed-End Mutual Fund (1.6%) (2)
15,500	India Fund (Consumer Services)	462,675
(cost: $277,184)

Short Term Securities (1.9%) (2)
547,000	Sit Money Market Fund, 2.66% (4)	547,000
(cost: $547,000)

Total investments in securities
(cost: $25,335,294) (5)		$29,239,729

See accompanying notes to portfolios of investments on page 42.

Sit Small Cap Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

        The Sit Small Cap Growth Fund returned +9.69% over the past twelve months. This compares to a return of +9.45% for the Russell 2000 Index, while the Russell 2000 Growth Index rose +4.28% over the period.

        Small cap stocks, once again, outperformed larger cap issues over the last twelve months, although absolute returns were below long-term averages. Investor concerns over rising oil prices, interest rates and moderating economic growth were among the factors weighing on returns over the period. While these factors may continue to present risks to the overall market, our general view is that the economy is likely to continue its modest pace of growth over the next several quarters, and subdued inflation will prevent a major spike in interest rates. Importantly, an environment of moderating economic and corporate earnings growth has historically been a positive for growth stock performance, and our research team remains highly focused on determining which companies and sectors will grow earnings at a more rapid pace than the overall market. We believe that three of the Fund’s most heavily-weighted sectors, including health technology, electronic technology and technology services, have superior secular growth prospects relative to other market sectors. We have maintained a significant overweight in energy, as we believe oil prices are likely to be sustained at high levels, leading to strong growth prospects for companies that can either increase production levels over time or benefit from accelerating capital spending trends in the sector.

        Relative to the Russell 2000 Growth Index, the Fund’s performance was positively impacted by an overweighted position in the energy minerals sector, along with strong stock selection in energy minerals, transportation and producer manufacturing. The most significant contributors to performance over the period included Southwestern Energy (+228%), Frontier Oil (+179%), Quicksilver Resources (+91%), and Joy Global (+70%). Conversely, the Fund’s performance was hurt by several holdings in the electronic technology sector, along with an underweighted position in the health services sector.

        We remain encouraged by both the continued positive investor sentiment for small cap stocks and our research team is focused on identifying the best long-term investment opportunities on the behalf of our shareholders.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

        The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$27.74 Per Share
6/30/04:	$25.29 Per Share

Total Net Assets:	$180.5 Million

Weighted Average Market Cap:	$2.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000 Index	Russell 2000 Growth Index

3 Month**	7.60%	4.32%	3.48%
6 Month**	3.78	1.25-	3.58-
1 Year	9.69	6.45	4.28
5 Years	7.36-	5.71-	4.51-
10 Years	10.71	9.90	5.16
Inception	12.76	10.75	6.88
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000 Index	Russell 2000 Growth Index

1 Year	9.69%	9.45%	4.28%
5 Years	31.76-	31.98	20.61-
10 Years	176.73	157.14	65.35
Inception	275.22	207.79	108.04
(7/1/94)

*As of 6/30/05.		.Not annualized**

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Russell 2000 Index and the Russell 2000 Growth Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/05 would have grown to $37,522 in the Fund, or $30,779 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS
w	Frontier Oil Corp.
w	Southwestern Energy Co.
w	Quicksilver Resources, Inc.
w	Equitable Resources, Inc.
w	Kyphon, Inc.
w	Biosite, Inc.
w	Coach, Inc.
w	UTI Worldwide, Inc.
w	Joy Global, Inc.
w	CACI International, Inc.
Total Number of Holdings: 98

Sit Small Cap Growth Fund Portfolio of Investments - June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.6%) (2) Commercial Services (3.0%)
36,900	Getty Images, Inc. (3)	2,740,194
20,600	Portfolio Recovery Assoc. (3)	865,612
90,108	SkillSoft, A.D.R. (3)	310,873
32,500	Zebra Technologies Corp. (3)	1,423,175

		5,339,854

Communications (4.1%)
63,900	Alamosa Hldgs., Inc. (3)	888,210
33,750	NII Holdings, Inc. (3)	2,157,975
26,350	Spectrasite, Inc. (3)	1,961,231
103,700	Ubiquitel, Inc. (3)	846,192
267,500	US Unwired, Inc. (3)	1,556,850

		7,410,458

Consumer Durables (2.2%)
94,900	Scientific Games Corp. (3)	2,555,657
40,500	WMS Industries, Inc. (3)	1,366,875

		3,922,532

Consumer Non-Durables (2.8%)
108,400	Coach, Inc. (3)	3,638,988
5,500	Hansen Natural Corp. (3)	465,960
21,000	Joseph A Bank Clothiers, Inc. (3)	909,300

		5,014,248

Consumer Services (1.7%)
45,000	Aztar Corp. (3)	1,541,250
18,500	Life Time Fitness, Inc. (3)	606,985
28,500	Sonic Corp. (3)	870,105

		3,018,340

Electronic Technology (11.1%)
16,500	ADE Corp. (3)	462,825
23,000	Amphenol Corp.	923,910
60,600	Cognex Corp.	1,587,114
179,000	Cray, Inc. (3)	221,960
34,200	Cymer, Inc. (3)	901,170
105,460	Intersil Corp.	1,979,484
120,061	Juniper Networks, Inc. (3)	3,023,136
80,825	Kronos, Inc. (3)	3,264,522
20,500	LeCroy Corp. (3)	281,875
38,000	Plantronics, Inc.	1,381,680
31,700	Silicon Laboratories, Inc. (3)	830,857
243,050	Sonus Networks, Inc. (3)	1,161,779
57,400	Trimble Navigation, Ltd. (3)	2,236,878
48,800	Varian Semiconductor Equip. Assoc., Inc. (3)	1,805,600

		20,062,790

Energy Minerals (12.3%)
36,500	ATP Oil & Gas Corp. (3)	854,100
97,850	Carrizo Oil & Gas, Inc. (3)	1,669,321
37,000	Foundation Coal Holdings, Inc.	959,780
187,900	Frontier Oil Corp.	5,514,865
863,075	Gasco Energy, Inc. (3)	3,193,377
71,600	Quicksilver Resources, Inc. (3)	4,577,388
114,000	Southwestern Energy Co. (3)	5,355,720

		22,124,551

Finance (7.1%)
33,275	Affiliated Managers Group, Inc. (3)	2,273,681
60,100	Endurance Specialty Holdings, Ltd.	2,272,982
67,900	National Financial Partners Corp.	2,657,606
94,836	New York Community Bancorp, Inc.	1,718,428
115,540	UCBH Holdings, Inc.	1,876,370
40,350	Wintrust Financial Corp.	2,112,323

		12,911,390

Health Services (2.7%)
28,600	Covance, Inc. (3)	1,283,282
19,500	LifePoint Hospitals, Inc. (3)	985,140
19,500	Psychiatric Solutions, Inc. (3)	949,845
29,350	Stericycle, Inc. (3)	1,476,892
9,000	VCA Antech, Inc. (3)	218,250

		4,913,409

Health Technology (14.0%)
62,500	Amylin Pharmaceuticals, Inc. (3)	1,308,125
66,700	Biosite, Inc. (3)	3,667,833
63,600	Celgene Corp. (3)	2,592,972
48,000	Connetics Corp. (3)	846,720
210,850	CryoLife, Inc. (3)	1,636,196
48,500	CV Therapeutics, Inc. (3)	1,087,370
317,670	Encore Medical Corp. (3)	1,763,068
69,100	Given Imaging, Ltd. (3)	1,576,171
23,500	Invitrogen Corp. (3)	1,957,315
112,400	Kyphon, Inc. (3)	3,910,396
71,100	NuVasive, Inc. (3)	1,181,682
7,100	ResMed, Inc. (3)	468,529
44,033	Sangamo BioSciences, Inc. (3)	157,198
31,500	SurModics, Inc. (3)	1,366,155
67,400	Wright Medical Group, Inc. (3)	1,799,580

		25,319,310

Quantity	Name of Issuer	Market Value ($)(1)

Industrial Services (4.5%)
29,300	CARBO Ceramics, Inc.	2,313,528
83,400	Chicago Bridge & Iron Co.	1,906,524
45,600	Core Laboratories N.V. (3)	1,222,992
26,450	Granite Construction, Inc.	743,245
17,000	Hydril (3)	923,950
67,300	Pioneer Drilling Co. (3)	1,026,998

		8,137,237

Producer Manufacturing (7.0%)
39,200	AMETEK, Inc.	1,640,520
179,000	Comfort Systems USA, Inc. (3)	1,177,820
26,100	DRS Technologies, Inc.	1,338,408
42,100	IDEX Corp.	1,625,481
99,750	Joy Global, Inc.	3,350,602
44,250	Kaydon Corp.	1,232,363
30,800	Roper Industries, Inc.	2,198,196

		12,563,390

Retail Trade (6.2%)
44,050	Advance Auto Parts, Inc. (3)	2,843,427
72,500	Chico’s FAS, Inc. (3)	2,485,300
110,250	Coldwater Creek, Inc. (3)	2,746,327
16,750	Guitar Center Mgmt., Inc. (3)	977,697
75,200	PETCO Animal Supplies, Inc. (3)	2,204,864

		11,257,615

Technology Services (11.5%)
69,000	Altiris, Inc. (3)	1,012,920
106,050	Business Objects S.A., A.D.R. (3)	2,789,115
52,900	CACI International, Inc. (3)	3,341,164
99,200	Citrix Systems, Inc. (3)	2,148,672
40,000	Hyperion Solutions, Inc. (3)	1,609,600
227,350	Informatica Corp. (3)	1,907,466
33,000	InfoSpace, Inc. (3)	1,086,690
50,700	Mercury Interactive Corp. (3)	1,944,852
112,800	Quest Software, Inc. (3)	1,537,464
73,450	SS&C Technologies, Inc.	2,326,896
23,950	Websense, Inc. (3)	1,150,798

		20,855,637

Transportation (4.1%)
47,350	C.H. Robinson Worldwide, Inc.	2,755,770
32,550	Tsakos Energy Navigation, Ltd.	1,261,964
48,700	UTI Worldwide, Inc.	3,390,494

		7,408,228

Utilities (2.3%)
61,600	Equitable Resources, Inc.	4,188,800

Total common stocks
(cost: $132,379,775)		$174,447,789

Short-Term Securities (2.6%) (2)
4,637,000	Sit Money Market Fund, 2.66% (4)	4,637,000
(cost: 4,637,000)

Total investments in securities
(cost: $137,016,775) (5)		$179,084,789

See accompanying notes to portfolios of investments on page 42.

Sit Science and Technology Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

        The Sit Science and Technology Growth Fund returned –8.78% over the past twelve months, compared to a +6.32% return for the S&P 500 Index and a +1.37% return for the Pacific Stock Exchange (PSE) Technology 100 Index.

        Although fundamentals for many technology-related stocks remained strong, investors clearly preferred more conservative sectors during the past year. On an encouraging note, however, technology stocks (and the Fund) posted much improved results during the most recent quarter as market sentiment has improved significantly. We believe investors have begun recognizing the positive fundamentals for many science and technology groups for several reasons. First, the steady growth in corporate capital spending is leading to strong growth in many segments, well ahead of market averages. Second, valuations have been reduced since earnings gains have generally outstripped price gains. For example, we estimate that median P/E ratios, based on current year estimates, are currently lower now (25x as of 6/30/05) compared to twelve months ago (28x as of 6/30/04). And finally, the balance sheets of science and technology companies have never been stronger. For example, we estimate that 54 out of 61 companies held in the Fund have negative net debt-to-capitalization ratios. In other words, cash on the balance sheets exceeds debt levels. This leaves ample room to create shareholder wealth through share repurchases, acquisitions, dividends or internal growth initiatives.

        The Fund’s performance over the past year was negatively impacted by several holdings, including Elan (down -72% over the period), eResearch Technology (-58%) Eyetech Pharmaceuticals (-71%) and Given Imaging (-36%). The fall in the price of Elan shares had a particularly significant impact, given its large weighting in the Fund. Patient health concerns forced the company to pull its key product from the market.

        While we are disappointed with the Fund’s performance over the past twelve months, we are encouraged by the most recent performance trends. Our research staff continues to see numerous growth opportunities in many different science and technology industries, including network security, semiconductors, business intelligence software, biotechnology and medical devices. In this regard, we continue to be enthusiastic about the near- and long-term prospects for companies held in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

        The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$9.14 Per Share
6/30/04:	$10.02 Per Share

Total Net Assets:	$14.5 Million

Weighted Average Market Cap:	$30.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	S&P 500 Index

3 Month**	4.46%	1.37%
6 Month**	10.13-	0.81-
1 Year	8.78-	6.32
3 Years	6.72	8.28
5 Years	22.33-	2.38-
Inception	0.77-	4.33
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	S&P 500 Index

1 Year	8.78%-	6.32%
3 Years	21.54	26.95
5 Years	71.74-	11.33-
Inception	5.66-	37.42
(12/31/97)

*As of 6/30/05.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the S&P 500 Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/05 would have declined to $9,434 in the Fund or grown to $13,742 in the S&P 500 Index.

TOP 10 HOLDINGS
w	Genentech, Inc.
w	Google, Inc.
w	Kyphon, Inc.
w	Yahoo!, Inc.
w	Broadcom Corp.
w	Rimage Corp.
w	St. Jude Medical, Inc.
w	Harris Corp.
w	Juniper Networks, Inc.
w	SAP, A.D.R.
Total Number of Holdings: 62

Sit Science and Technology Growth Fund Portfolio of Investments - June 30, 2005

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (93.7%) (2)

Electronic Technology (33.7%) (2)
6,800	Agilent Technologies, Inc. (3)	156,536
6,600	Analog Devices, Inc.	246,246
7,900	Apple Computer, Inc. (3)	290,799
11,000	Broadcom Corp. (3)	390,610
16,000	Cisco Systems, Inc. (3)	305,760
5,500	Dell Computer Corp. (3)	217,305
20,300	EMC Corp. (3)	278,313
6,600	Hewlett-Packard Co.	155,166
11,200	Intel Corp.	291,872
7,000	Intervoice, Inc. (3)	60,410
13,617	Juniper Networks, Inc. (3)	342,876
6,000	Lam Research Corp. (3)	173,640
6,800	Network Appliance, Inc. (3)	192,236
9,600	Qualcomm, Inc.	316,896
13,000	Radyne ComStream, Inc. (3)	112,775
2,000	Research In Motion, Ltd. (3)	147,500
18,185	Rimage Corp. (3)	386,068
1,000	Silicon Image, Inc. (3)	10,260
40,200	Sonus Networks, Inc. (3)	192,156
12,800	Standard Microsystems Corp. (3)	299,264
5,000	Tessera Technologies, Inc. (3)	167,050
6,800	Xilinx, Inc.	173,400

		4,907,138

Health Services (1.9%)
3,000	Quality Systems, Inc.	142,140
5,000	Radiation Therapy Services, Inc.(3)	132,750

		274,890

Health Technology (25.0%)
4,800	Amgen, Inc. (3)	290,208
5,000	Boston Scientific Corp. (3)	135,000
3,700	Celgene Corp. (3)	150,849
5,100	Connetics Corp. (3)	89,964
37,000	Elan Corp., A.D.R (3)	252,340
7,000	Encysive Pharmaceuticals, Inc. (3)	75,670
3,400	Eyetech Pharmaceuticals, Inc. (3)	42,976
4,500	Foxhollow Technologies, Inc. (3)	172,215
7,000	Genentech, Inc. (3)	561,960
3,500	Gen-Probe, Inc. (3)	126,805
3,900	Gilead Sciences, Inc. (3)	171,561
8,600	Given Imaging, Ltd. (3)	196,166
13,800	Kyphon, Inc. (3)	480,102
4,600	Medtronic, Inc.	238,234
17,400	NuVasive, Inc. (3)	289,188
8,200	St. Jude Medical, Inc. (3)	357,602

		3,630,840

Producer Manufacturing (2.4%)
11,200	Harris Corp.	349,552

Retail Trade (1.0%)
4,300	eBay, Inc. (3)	141,943

Technology Services (29.7%)
10,000	Adobe Systems, Inc.	286,200
7,400	Amdocs, Ltd. (3)	195,582
4,400	ANSYS, Inc. (3)	156,244
8,000	Autodesk, Inc.	274,960
10,800	Business Objects, A.D.R. (3)	284,040
6,000	Check Point Software Technology (3)	118,800
8,200	Cognos, Inc. (3)	279,948
1,800	Google, Inc. (3)	529,470
2,000	J2 Global Communications, Inc. (3)	68,880
7,800	McAfee, Inc. (3)	204,204
4,000	Mercury Interactive Corp. (3)	153,440
8,500	Microsoft Corp.	211,140
6,600	NAVTEQ (3)	245,388
8,600	Oracle Corp. (3)	113,520
7,800	SAP, A.D.R.	337,740
10,500	Symantec Corp. (3)	228,270
5,600	Veritas Software Corp. (3)	136,640
12,000	Yahoo!, Inc. (3)	415,800
25,000	Zix Corp. (3)	78,250

		4,318,516

Total common stocks		13,622,879
(cost: $12,194,398)

Short-Term Securities (4.8%) (2)
699,000	Sit Money Market Fund, 2.66% (4)	699,000
(cost: $699,000)

Total investments in securities
(cost: $12,893,398) (5)		$14,321,879

        See accompanying notes to portfolios of investments on page 42.

This page has been left blank intentionally.

Sit Developing Markets Growth Fund One Year Ended June 30, 2005 Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

        The Sit Developing Markets Growth Fund returned +31.32% for the fiscal year-end outperforming the MSCI Emerging Markets Index which increased +30.77%. The Fund’s holdings in Taiwan, China, Mexico, and the Czech Republic contributed positively to the relative performance while Israel and Russia partially offset this positive contribution.

        In Asia, the Fund had a weighting of 54.5% versus 56.3% for the Index. China’s growth of +8.5% in 2005 and at least +6.0% in 2006 should drive growth throughout Asia. To capture Asia’s growing need for energy and clean water, we purchased China Oilfield Services, Thai Oil, Xinao Gas, and Manila Water. With India experiencing strong growth throughout all major industries along with outsourcing, we added Infosys Technologies and Reliance Industries. Finally, to take advantage of the growth in the LCD market and the strength of the U.S. consumer, we added AU Optronics in Taiwan.

        The Fund had a weighting of 21.3% in Latin America versus the Index weight of 18.9%. We are maintaining an overweight in Latin America, primarily through consumer and energy plays such as Homex (Mexican homebuilder), Tenaris (Argentinean seamless steel pipes), AES Tiete, and Tele Norte Leste (Brazilian wireless telecom).

        We materially increased our weight in Europe to 8.1% versus the Index at 10.1% as we believe Eastern Europe should experience strong growth as it “catches up” with Western Europe. We purchased Central European Distribution Corp. (beverage distributor), OTP Bank (Hungary’s largest depository bank), and National Bank of Greece, as well as increased our positions in Central European Media Enterprises (television broadcaster) and two Russian wireless telecommunication companies (Mobile Telesystems and VimpelCom).

        In the Middle East and Africa, the Fund had a weighting of 6.7%, underweight the Index at 14.7%. The underweight is due to our 0.0% weight in Africa, as we see better prospects in other emerging countries. During the past year we increased our exposure to Israel by buying Lipman Electronic Engineering (electronic payment terminals) and Shamir Optical (progressive lenses) and by increasing Amdocs (billing software) and Teva Pharmaceuticals (generic drugs).

INVESTMENT OBJECTIVE AND STRATEGY

        The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/05:	$12.97 Per Share
6/30/04:	$9.89 Per Share

Total Net Assets:	$10.6 Million

Weighted Average Market Cap:	$36.5 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index	Lipper Emerging Markets Index

3 Month**	4.01%	3.00%	3.91%
6 Month**	7.99	4.24	5.29
1 Year	31.32	30.77	33.85
5 Years	0.55-	4.87	7.88
10 Years	3.36	1.83	4.77
Inception	2.53	1.51	4.16
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index	Lipper Emerging Markets Index

1 Year	31.32%	30.77%	33.85%
5 Years	2.73-	26.86	46.13
10 Years	39.15	19.90	59.36
Inception	31.59	17.95	56.65
(7/1/94)

*As of 6/30/05.		.Not annualized**

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/05 would have increased to $13,159 in the Fund, or $11,795 in the Morgan Stanley Capital Int’l Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund Portfolio of Investments — June 30, 2005

10 LARGEST HOLDINGS
w	Samsung Electronics
w	Petrochina Co.
w	India Fund
w	BHP Billiton Limited, A.D.R.
w	Anglo American p.l.c.
w	Petrobras
w	NII Holdings, Inc.
w	Central European Media Enterprises, Ltd.
w	Amdocs, Ltd.
w	America Movil, A.D.R.
Total Number of Holdings: 66

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (87.3%) (2) Africa/Middle East (6.7%) Israel (6.7%)
8,700	Amdocs, Ltd. (Technology Services) (3)	229,941
2,500	Given Imaging, Ltd. (Health Technology) (3)	57,025
6,850	Lipman (Electronic Technology) (3)	210,775
1,500	Shamir Optical Industry, Ltd. (Health Technology) (3)	24,225
6,100	Teva Pharmaceutical, A.D.R. (Health Technology)	189,954

		711,920

Asia (51.2%) Australia (4.3%)
11,510	BHP Billiton, Ltd., A.D.R. (Non-Energy Minerals)	314,223
1,200	Rio Tinto, A.D.R, (Non-Energy Minerals)	146,304

		460,527

China/Hong Kong (11.4%)
238,000	China Oilfield Services, Ltd. (Industrial Services)	88,026
55,000	Hongkong Land Holdings, Ltd. (Finance)	153,450
5,400	HSBC Holdings p.l.c. (Finance)	86,836
512,000	PetroChina Co. (Energy Minerals)	378,732
222,508	Ports Design, Ltd. (Retail Trade)	161,729
10,000	Sun Hung Kai Properties, Ltd. (Finance)	98,735
118,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	126,754
160,000	Xinao Gas Holdings, Ltd. (Utlities)	111,150

		1,205,412

India (3.6%)
6,500	ICICI Bank, A.D.R. (Finance)	142,025
700	Infosys Technologies, Ltd., A.D.R. (Technology Services)	54,229
6,200	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	180,606

		376,860

Indonesia (0.7%)
3,400	PT Telekomunikasi (Communications)	70,890

Malaysia (2.1%)
71,100	Astro All Asia Networks, p.l.c. (Consumer Services)	101,972
47,000	Maxis Berhad (Communications)	119,974

		221,946

Phillipines (2.3%)
1,680,000	Manila Water Co. (Utilities) (3)	189,254
110,500	Semirara Mining Corp. (Energy Minerals) (3)	50,384

		239,638

Russia (4.3%)
5,200	LUKOIL, A.D.R. (Energy Minerals)	191,256
4,000	Mobile Telesystems, A.D.R. (Communications)	134,600
3,800	Vimpel Communications, A.D.R. (Communications) (3)	129,314

		455,170

Singapore (1.1%)
109,000	Starhub, Ltd. (Communications) (3)	118,218

South Korea (13.4%)
700	Cheil Communications, Inc. (Commercial Services)	131,737
16,007	Industrial Bank of Koea (Finance)	148,865
2,200	Kookmin Bank (Finance)	100,155
600	Kookmin Bank, A.D.R. (Finance)	27,348
1,800	POSCO, A.D.R. (Non-Energy Minerals)	79,146
1,099	Samsung Electronics (Electronic Technology)	525,308
8,100	Shinhan Financial Group (Finance)	210,827
420	Shinsegae Co., Ltd. (Retail Trade)	132,888
3,100	SK Telecom Co., A.D.R. (Communications)	63,240

		1,419,514

Taiwan (4.1%)
2,500	AU Optronics Corp. (Electronic Tech.)	42,350
52,000	Cathay Financial Holding Co., Ltd. (Finance)	104,936
86,887	Chinatrust Financial Holding Co., Ltd. (Finance)	94,814
107,583	Taiwan Semiconductor Co. (Electronic Technology)	187,497

		429,597

Quantity	Name of Issuer	Market Value ($)(1)

Thailand (3.9%)
68,000	Advanced Info Service Public Co., Ltd. (Communications)	161,278
37,600	Bangkok Bank Public Co., Ltd. (Finance) (3)	98,277
278,800	Land & Houses Public Co., Ltd. (Consumer Durables)	47,231
68,200	Thai Public Oil Co. (Energy Minerals)	104,809

		411,595

Europe (8.1%) Czech Republic (2.2%)
4,900	Central European Media Enterprises, Ltd. (Consumer Services) (3)	237,062

Greece (1.5%)
14,200	National Bank of Greece S.A., A.D.R. (Finance)	97,270
1,500	Tsakos Energy Navigation, Ltd., A.D.R. (Transportation)	58,155

		155,425

Hungary (0.5%)
800	OTP Bank, G.D.R. (Finance)	52,920

Poland (1.2%)
3,500	Central European Distribution Corp. (Consumer Non-Durables) (3)	130,655

United Kingdom (2.7%)
12,100	Anglo American p.l.c. (Non-Energy Minerals)	283,902

Latin America (21.3% Argentina (0.5%)
700	Tenaris S.A., A.D.R. (Industrial Services)	54,789

Brazil (11.4%)
9,200	AES Tiete S.A. (Utilities)	163,625
5,979	Banco Bradesco S.A. (Finance)	210,171
7,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	213,744
3,883	Embraer de Aeronautica, A.D.R. (Transportation)	128,411
3,900	Pao de Acucar, A.D.R. (Retail Trade)	77,571
5,860	Petrobras (Energy Minerals)	267,007
8,600	Tele Norte Leste Participacoes, A.D.R. (Communications)	143,190

		1,203,719

Mexico (9.4%)
3,600	America Movil, A.D.R. (Communications)	214,596
2,400	Grupo Televisa S.A., A.D.R. (Consumer Services)	149,016
4,200	Homex, A.D.R. (Consumer Durables) (3)	115,164
4,000	NII Holdings, Inc. (Communications) (3)	255,760
3,800	Telefonos de Mexico, A.D.R. (Communications)	71,782
45,270	Wal-Mart de Mexico (Retail Trade)	183,677

		989,995

Total common stocks		9,229,754
(cost: $6,482,030)

Closed-End Mutual Fund (3.3%) (2)
11,840	India Fund (Consumer Services)	353,424
(cost: $177,086)

Short-Term Securities (9.2%) (2)
969,000	Sit Money Market Fund, 2.66% (4)	969,000
(cost: $969,000)

Total investments in securities
(cost: $7,628,116) (5)		$10,552,178

See accompanying notes to portfolios of investments on page 42.

Sit Mutual Funds Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At June 30, 2005, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$11,126,090	$13,284,889	$59,083,362	$153,068,452

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$1,703,995	$1,030,819	$14,750,431	$56,411,192
Gross unrealized depreciation	(491,878)	(268,203)	(4,049,603)	(8,384,396)

Net unrealized appreciation (depreciation)	$1,212,117	$762,616	$10,700,828	$48,026,796

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$25,338,130	$137,021,964	$13,031,385	$7,628,116

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$5,328,368	$49,719,356	$2,724,929	$3,029,544
Gross unrealized depreciation	(1,426,769)	(7,656,531)	(1,434,435)	(105,482)

Net unrealized appreciation (depreciation)	$3,901,599	$42,062,825	$1,290,494	$2,924,062

This page has been left blank intentionally.

Sit Mutual Funds June 30, 2005 Statements of Assets and Liabilities

ASSETS	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund
Investments in securities, at
identified cost	$11,038,437	$13,253,785	$58,962,259	$152,880,150	$25,335,294	$137,016,775	$12,893,398	$7,628,116

Investments in securities, at
market value – see accompanying
schedules for detail	$12,266,207	$13,689,505	$65,846,190	$194,332,248	$28,692,729	$174,447,789	$13,622,879	$9,583,178
Investments in affiliated mutual funds	72,000	358,000	3,938,000	6,763,000	547,000	4,637,000	699,000	969,000
Cash in bank on demand deposit	884	213	569	1,465	1,373	1,550	364	387
Accrued interest and dividends receivable	46,116	24,118	69,976	73,870	76,238	42,496	2,256	28,023
Receivable for investment securities sold	—	174,830	—	—	—	1,797,786	252,884	—
Other receivables	—	6	10,723	—	—	52,142	—	5,458
Receivable for Fund shares sold	—	68,598	16	—	—	6,245	—	160,484

Total assets	12,385,207	14,315,270	69,865,474	201,170,583	29,317,340	180,985,008	14,577,383	10,746,530

LIABILITIES
Disbursements in excess of
cash balances	—	—	—	—	—	—	—	—
Payable for investment securities purchased	117,541	107,928	144,774	1,384,045	94,129	211,904	—	91,022
Payable for Fund shares redeemed	—	—	1,902	370	—	8,813	4,811	63,787
Cash portion of dividends
payable to shareholders	—	—	—	—	—	—	—	—
Other payables	6,192	—	—	148,733	30,302	—	13,716	326
Accrued investment management
and advisory services fee	10,228	11,675	58,454	188,534	40,922	219,361	16,649	16,501

Total liabilities	133,961	119,603	205,130	1,721,682	165,353	440,078	35,176	171,636

Net assets applicable to
outstanding capital stock	$12,251,246	$14,195,667	$69,660,344	$199,448,901	$29,151,987	$180,544,930	$14,542,207	$10,574,894

Net assets consist of:
Capital (par value and paid-in surplus)	$16,416,280	$13,215,769	$80,723,851	$192,824,657	$59,530,530	$201,620,264	$35,237,804	$9,997,025
Undistributed (distributions in excess of)
net investment income	52,795	64,122	86,094	—	153,860	—	—	51,306
Accumulated net realized gain (loss)
from security transactions and
foreign currency transactions	(5,517,599)	122,056	(21,971,532)	(41,590,854)	(34,434,621)	(63,143,348)	(22,124,078)	(2,397,397)
Unrealized appreciation (depreciation)
on investments and
foreign currency transactions	1,299,770	793,720	10,821,931	48,215,098	3,902,218	42,068,014	1,428,481	2,923,960

	$12,251,246	$14,195,667	$69,660,344	$199,448,901	$29,151,987	$180,544,930	$14,542,207	$10,574,894

Outstanding shares	843,387	1,269,273	2,032,629	17,683,908	2,367,846	6,508,875	1,591,754	815,289

Net asset value per share of
outstanding capital stock	$14.53	$11.18	$34.27	$11.28	$12.31	$27.74	$9.14	$12.97

See accompanying notes to financial statements on page 52.

44	45

Sit Mutual Funds One Year Ended June 30, 2005 Statements of Operations

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund
Investment income:
Income:
Dividends*	$142,171	$264,782	$889,481	$829,331	$650,605	$687,480	$50,543	$217,555
Interest	199,566	12,444	42,591	126,091	9,945	57,528	6,937	5,995

Total income	341,737	277,226	932,072	955,422	660,550	745,008	57,480	223,550

Expenses (note 3):
Investment management and
advisory services fee	120,216	94,298	624,057	2,440,857	593,769	2,677,362	239,494	175,433
Less fees and expenses absorbed
by investment adviser	—	—	—	(195,269)	(112,335)	—	(23,949)	—

Total net expenses	120,216	94,298	624,057	2,245,588	481,434	2,677,362	215,545	175,433

Net investment income (loss)	221,521	182,928	308,015	(1,290,166)	179,116	(1,932,354)	(158,065)	48,117

Realized and unrealized gain (loss) on
investments:
Net realized gain (loss)	200,246	174,285	1,598,533	18,274,052	1,683,427	2,422,217	614	449,916
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	426,322	671,537	2,685,949	1,928,476	1,267,378	15,168,019	(1,479,200)	1,886,718
Realized gain (loss) on foreign
currency transactions	—	—	—	—	(3,346)	—	—	3,383

Net gain (loss) on investments	626,568	845,822	4,284,482	20,202,528	2,947,459	17,590,236	(1,478,586)	2,340,017

Net increase (decrease) in net assets
resulting from operations	$848,089	$1,028,750	$4,592,497	$18,912,362	$3,126,575	$15,657,882	$(1,636,651)	$2,388,134

_________________

*  Dividends are net of foreign withholding tax of $53,603 and $17,477 in the International Growth Fund and Developing Markets Growth Fund, respectively.

See accompanying notes to financial statements on page 52.

46	47

Sit Mutual Funds Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund
	Year ended June 30, 2005	Year ended June 30, 2004	Year ended June 30, 2005	Six months ended June 30, 2004
Operations:
Net investment income (loss)	$221,521	$249,536	$182,928	47,194
Net realized gain (loss) on investments	200,246	(328,461)	174,285	(52,229)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	426,322	1,977,363	671,537	122,183
Net realized gain (loss) on foreign currency
transactions	—	—	—	—

Net increase (decrease) in net assets resulting
from operations	848,089	1,898,438	1,028,750	117,148

Distributions to shareholders from:
Net investment income	(226,000)	(273,000)	(146,000)	(20,000)
Net realized gains on investments	—	—	—	—

Total distributions	(226,000)	(273,000)	(146,000)	(20,000)

Capital share transactions:
Proceeds from shares sold	1,225,645	2,328,446	7,459,382	6,831,427
Reinvested distributions	223,911	270,870	128,579	16,785
Payments for shares redeemed	(2,261,666)	(7,848,359)	(1,146,817)	(73,587)

Increase (decrease) in net assets from
capital share transactions	(812,110)	(5,249,043)	6,441,144	6,774,625

Total increase (decrease) in net assets	(190,021)	(3,623,605)	7,323,894	6,871,773
Net assets
Beginning of period	12,441,267	16,064,872	6,871,773	—

End of period*	$12,251,246	$12,441,267	$14,195,667	6,871,773

Capital transactions in shares:
Sold	87,493	176,186	685,735	683,421
Reinvested distributions	16,112	20,770	12,085	1,659
Redeemed	(161,837)	(584,099)	(106,290)	(7,337)

Net increase (decrease)	(58,232)	(387,143)	591,530	677,743

* includes undistributed net investment income	$52,795	$57,274	$64,122	$27,194

	Large Cap Growth Fund		Mid Cap Growth Fund		International Growth Fund
	Year ended June 30, 2005	Year ended June 30, 2004	Year ended June 30, 2005	Year ended June 30, 2004	Year ended June 30, 2005	Year ended June 30, 2004
Operations:
Net investment income (loss)	$308,015	$11,089	$(1,290,166)	$(1,353,672)	$179,116	$65,690
Net realized gain (loss) on investments	1,598,533	35,909	18,274,052	5,815,043	1,683,427	(1,775,854)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	2,685,949	10,525,661	1,928,476	39,458,539	1,267,378	12,560,072
Net realized gain (loss) on foreign currency
transactions	—	—	—	—	(3,346)	491

Net increase (decrease) in net assets resulting
from operations	4,592,497	10,572,659	18,912,362	43,919,910	3,126,575	10,850,399

Distributions to shareholders from:
Net investment income	(233,010)	(43,757)	—	—	(88,998)	(424,155)
Net realized gains on investments	—	—	—	—	—	—

Total distributions	(233,010)	(43,757)	—	—	(88,998)	(424,155)

Capital share transactions:
Proceeds from shares sold	11,464,016	6,125,777	11,260,285	20,601,327	2,548,414	41,670,314
Reinvested distributions	226,798	42,592	—	—	85,684	372,107
Payments for shares redeemed	(10,164,271)	(12,246,650)	(35,669,542)	(29,747,977)	(10,801,021)	(66,720,583)

Increase (decrease) in net assets from
capital share transactions	1,526,543	(6,078,281)	(24,409,257)	(9,146,650)	(8,166,923)	(24,678,162)

Total increase (decrease) in net assets	5,886,030	4,450,621	(5,496,895)	34,773,260	(5,129,346)	(14,251,918)
Net assets
Beginning of period	63,774,314	59,323,693	204,945,796	170,172,536	34,281,333	48,533,251

End of period*	$69,660,344	$63,774,314	$199,448,901	$204,945,796	$29,151,987	$34,281,333

Capital transactions in shares:
Sold	343,372	206,906	1,082,405	2,202,389	212,627	4,305,121
Reinvested distributions	6,710	1,477	—	—	6,944	34,907
Redeemed	(312,867)	(416,723)	(3,433,755)	(3,270,060)	(900,411)	(6,461,642)

Net increase (decrease)	37,215	(208,340)	(2,351,350)	(1,067,671)	(680,840)	(2,121,614)

* includes undistributed net investment income	$86,094	$11,089	$—	$—	$153,860	$67,088

See accompanying notes to financial statements on page 52.

Sit Mutual Funds Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Science and Technology Growth Fund
	Year ended June 30, 2005	Year ended June 30, 2004	Year ended June 30, 2005	Year ended June 30, 2004
Operations:
Net investment income (loss)	$(1,932,354)	$(2,315,536)	$(158,065)	$(212,838)
Net realized gain (loss) on investments	2,422,217	14,565,264	614	(1,707,683)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	15,168,019	18,475,012	(1,479,200)	5,578,478
Net realized gain (loss) on foreign currency
transactions	—	—	—	—

Net increase (decrease) in net assets resulting
from operations	15,657,882	30,724,740	(1,636,651)	3,657,957

Distributions to shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold	10,163,917	47,306,303	1,110,784	4,677,690
Reinvested distributions	—	—	—	—
Payments for shares redeemed	(45,087,231)	(61,132,401)	(3,985,450)	(4,481,796)

Increase (decrease) in net assets from
capital share transactions	(34,923,314)	(13,826,098)	(2,874,666)	195,894

Total increase (decrease) in net assets	(19,265,432)	16,898,642	(4,511,317)	3,853,851
Net assets
Beginning of period	199,810,362	182,911,720	19,053,524	15,199,673

End of period*	$180,544,930	$199,810,362	$14,542,207	$19,053,524

Capital transactions in shares:
Sold	406,347	1,954,480	120,559	513,364
Reinvested distributions	—	—	—	—
Redeemed	(1,796,847)	(2,506,823)	(429,929)	(500,435)

Net increase (decrease)	(1,390,500)	(552,343)	(309,370)	12,929

* includes undistributed net investment income	$—	$—	$—	$—

	Developing Markets Growth Fund
	Year ended June 30, 2005	Year ended June 30, 2004
Operations:
Net investment income (loss)	$48,117	$34,037
Net realized gain (loss) on investments	449,916	719,270
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency transactions	1,886,718	1,166,461
Net realized gain (loss) on foreign currency
transactions	3,383	51

Net increase (decrease) in net assets resulting
from operations	2,388,134	1,919,819

Distributions to shareholders from:
Net investment income	(13,238)	(49,000)
Net realized gains on investments	—	—

Total distributions	(13,238)	(49,000)

Capital share transactions:
Proceeds from shares sold	5,091,018	11,204,371
Reinvested distributions	12,927	47,680
Payments for shares redeemed	(4,934,365)	(13,669,722)

Increase (decrease) in net assets from
capital share transactions	169,580	(2,417,671)

Total increase (decrease) in net assets	2,544,476	(546,852)
Net assets
Beginning of period	8,030,418	8,577,270

End of period*	$10,574,894	$8,030,418

Capital transactions in shares:
Sold	427,219	1,243,812
Reinvested distributions	1,121	4,895
Redeemed	(425,079)	(1,493,266)

Net increase (decrease)	3,261	(244,559)

* includes undistributed net investment income	$51,306	$13,044

See accompanying notes to financial statements on page 52.

Sit Mutual Funds Notes to Financial Statements

(1)	Summary of Significant Accounting Policies
Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term capital growth consistent with the preservation of principal and to provide regular income.

Dividend Growth	Provide regular income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

International Growth	Maximize long-term growth.

Small Cap Growth	Maximize long-term capital appreciation.

Science and Technology Growth Fund	Maximize long-term capital appreciation.

Developing Markets Growth	Maximize long-term capital appreciation.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees
The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities
Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit
The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended June 30, 2005.

Illiquid Securities
Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2005, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts
The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 PM E.S.T.). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Sit Mutual Funds Notes to Financial Statements (continued)

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, was as follows:

Year Ended June 30, 2005:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$226,000	—	$226,000
Dividend Growth	146,000	—	146,000
Large Cap Growth	233,010	—	233,010
Mid Cap Growth	—	—	—
International Growth	88,998	—	88,998
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	13,238	—	13,238

Year Ended June 30, 2004:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$273,000	--	$273,000
Dividend Growth	20,000	—	20,000
Large Cap Growth	43,757	—	43,757
Mid Cap Growth	—	—	—
International Growth	424,155	—	424,155
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	49,000	—	49,000

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$52,795	$(5,429,946)	$1,212,117
Dividend Growth	74,513	142,769	762,616
Large Cap Growth	86,094	(21,850,429)	10,700,828
Mid Cap Growth	—	(41,402,552)	48,026,796
International Growth	155,624	(34,433,548)	3,899,382
Small Cap Growth	—	(63,138,159)	42,062,825
Science & Technology Growth	—	(21,986,091)	1,290,494
Developing Markets Growth	51,306	(2,397,397)	2,923,960

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed net investment income	Accumulated net realized gains (losses)	Additional paid-in capital
Mid Cap Growth	1,290,166	—	(1,290,166)
International Growth	(3,346)	3,346	—
Small Cap Growth	1,932,354	—	(1,932,354)
Science & Technology Growth	158,065	—	(158,065)
Developing Markets Growth	3,383	(3,383)	—

As of June 30, 2005, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$5,429,946	2010-2013
Large Cap Growth	21,850,429	2010-2012
Mid Cap Growth	41,402,552	2010-2012
International Growth	34,433,548	2009-2014
Small Cap Growth	63,138,159	2010-2012
Science & Technology Growth	21,986,091	2010-2013
Developing Markets Growth	2,397,397	2008-2011

Distributions
Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments
The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Sit Mutual Funds Notes to Financial Statements (continued)

(2)	Investment Security Transactions
Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2005, were as follows:

	Purchases ($)	Proceeds ($)
Balanced Fund	4,294,083	4,722,893
Dividend Growth	11,327,050	4,976,368
Large Cap Growth Fund	14,159,570	15,325,153
Mid Cap Growth Fund	75,773,499	101,192,760
International Growth Fund	8,917,016	16,649,347
Small Cap Growth Fund	59,807,177	97,634,030
Science and Technology Growth Fund	5,945,218	9,567,656
Developing Markets Growth Fund	2,515,962	3,227,907

(3)	Expenses Investment Adviser
The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Contractual Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced Fund	1.00%	1.00%
Dividend Growth Fund	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Science and Technology Growth Fund	1.50%	1.35%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the periods through December 31, 2005 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2005:

Shares
Balanced Fund	72,000
Dividend Growth Fund	358,000
Large Cap Growth Fund	3,938,000
Mid Cap Growth Fund	6,763,000
International Growth Fund	547,000
Small Cap Growth Fund	4,637,000
Science and Technology Growth Fund	699,000
Developing Markets Growth Fund	969,000

Investment Sub-Adviser
SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement. In accordance with the agreement, fees of $274,425 were paid or payable to SKI for the year ended June 30, 2005.

Transactions with affiliates The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2005:

	Shares	% Shares Outstanding
Balanced Fund	233,543	27.7
Dividend Growth Fund	406,942	32.1
Large Cap Growth Fund	499,026	24.6
Mid Cap Growth Fund	3,235,739	18.3
International Growth Fund	759,351	32.1
Small Cap Growth Fund	958,918	14.7
Science and Technology Growth Fund	696,157	43.7
Developing Markets Growth Fund	179,811	22.1

Sit Balanced Fund Financial Highlights

	Years Ended June 30,
	2005	2004	2003	2002	2001

Net Asset Value:
Beginning of period	$13.80	$12.47	$12.29	$15.33	$19.18

Operations:
Net investment income (2)	.26	.21	.29	.36	.46
Net realized and unrealized gains
(losses) on investments	.73	1.34	.22	(3.01)	(3.51)

Total from operations	.99	1.55	.51	(2.65)	(3.05)

Distributions to Shareholders:
From net investment income	(.26)	(.22)	(.33)	(.38)	(.48)
From realized gains	—	—	—	(.01)	(.32)

Total distributions	(.26)	(.22)	(.33)	(.39)	(.80)

Net Asset Value:
End of period	$14.53	$13.80	$12.47	$12.29	$15.33

Total investment return (1)	7.28%	12.53%	4.43%	(17.62%)	(16.39%)

Net assets at end of period (000’s omitted)	$12,251	$12,441	$16,065	$17,825	$24,947

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	1.84%	1.58%	2.54%	2.52%	2.89%
Portfolio turnover rate (excluding short-term securities)	36.32%	44.82%	48.86%	53.53%	63.32%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Dividend Growth Fund Financial Highlights

	Year Ended June 30, 2005	Six months Ended June 30, 2004

Net Asset Value:
Beginning of period	$10.14	$10.00

Operations:
Net investment income (loss) (2)	.21	.08
Net realized and unrealized gains
(losses) on investments	1.01	.10

Total from operations	1.22	.18

Distributions to Shareholders:
From net investment income	(.18)	(.04)
From realized gains	—	—

Total distributions	(.18)	(.04)

Net Asset Value:
End of period	$11.18	$10.14

Total investment return (1)	12.12%	1.75%

Net assets at end of period (000’s omitted)	$14,196	$6,872

Ratios:
Expenses to average daily net assets	1.00%	1.00	% (3)
Net investment income (loss) to average daily net assets	1.94%	1.79	% (3)
Portfolio turnover rate (excluding short-term securities)	54.89%	13.67%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 52.

Sit Large Cap Growth Fund Financial Highlights

	Years Ended June 30,
	2005	2004	2003	2002	2001

Net Asset Value:
Beginning of period	$31.96	$26.92	$26.40	$38.99	$63.66

Operations:
Net investment income (loss) (2)	.16	.01	.02	(.08)	(.16)
Net realized and unrealized gains
(losses) on investments	2.27	5.05	.50	(12.17)	(19.48)

Total from operations	2.43	5.06	.52	(12.25)	(19.64)

Distributions to Shareholders:
From net investment income	(.12)	(.02)	—	—	—
From realized gains	—	—	—	(.34)	(5.03)

Total distributions	(.12)	(.02)	—	(.34)	(5.03)

Net Asset Value:
End of period	$34.27	$31.96	$26.92	$26.40	$38.99

Total investment return (1)	7.62%	18.81%	1.97%	(31.63%)	(32.92%)

Net assets at end of period (000’s omitted)	$69,660	$63,774	$59,324	$63,839	$122,829

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.49%	0.02%	0.08%	(0.25%)	(0.33%)
Portfolio turnover rate (excluding short-term securities)	23.22%	29.71%	33.40%	34.74%	45.26%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Mid Cap Growth Fund Financial Highlights

	Years Ended June 30,
	2005		2004		2003		2002		2001

Net Asset Value:
Beginning of period	$10.23		$8.06		$7.91		$12.37		$23.57

Operations:
Net investment income (loss) (3)	(.07)		(.07)		(.05)		(.07)		(.08)
Net realized and unrealized gains
(losses) on investments	1.12		2.24		.20		(4.16)		(7.05)

Total from operations	1.05		2.17		.15		(4.23)		(7.13)

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From realized gains	—		—		—		(.23)		(4.07)

Total distributions	—		—		—		(.23)		(4.07)

Net Asset Value:
End of period	$11.28		$10.23		$8.06		$7.91		$12.37

Total investment return (1)	10.26%		26.92%		1.90%		(34.66%)		(35.21%)

Net assets at end of period (000’s omitted)	$199,449		$204,946		$170,173		$181,347		$360,037

Ratios:
Expenses to average daily net assets	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.06	% (2)
Net investment income (loss) to average daily net assets	(0.66	%) (2)	(0.71	%) (2)	(0.73	%) (2)	(0.79	%) (2)	(0.49	%) (2)
Portfolio turnover rate (excluding short-term securities)	39.74%		65.14%		53.19%		60.88%		56.21%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2005, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.76%), (0.81%), (0.83%), (0.89%), and (0.68%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 52.

Sit International Growth Fund Financial Highlights

	Years Ended June 30,
	2005		2004		2003		2002		2001

Net Asset Value:
Beginning of period	$11.24		$9.39		$10.79		$14.61		$23.58

Operations:
Net investment income (loss) (3)	.07		.01		.07		(.03)		(.03)
Net realized and unrealized gains
(losses) on investments	1.03		1.92		(1.47)		(3.79)		(8.42)

Total from operations	1.10		1.93		(1.40)		(3.82)		(8.45)

Distributions to Shareholders:
From net investment income	(.03)		(.08)		—		—		—
From realized gains	—		—		—		—		(.52)

Total distributions	(.03)		(.08)		—		—		(.52)

Net Asset Value:
End of period	$12.31		$11.24		$9.39		$10.79		$14.61

Total investment return (1)	9.80%		20.63%		(12.97%)		(26.15%)		(36.43%)

Net assets at end of period (000’s omitted)	$29,152		$34,281		$48,533		$69,820		$123,085

Ratios:
Expenses to average daily net assets	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net assets	0.56	% (2)	0.14	% (2)	0.81	% (2)	(0.22	%) (2)	(0.20	%) (2)
Portfolio turnover rate (excluding short-term securities)	28.27%		44.37%		21.02%		25.78%		25.22%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2005, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been 0.21%, (.21%), 0.46%, (0.57%), and (0.55%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Small Cap Growth Fund Financial Highlights

	Years Ended June 30,
	2005	2004	2003	2002	2001

Net Asset Value:
Beginning of period	$25.29	$21.64	$21.06	$28.99	$41.35

Operations:
Net investment income (loss) (2)	(.27)	(.27)	(.18)	(.24)	(.13)
Net realized and unrealized gains
(losses) on investments	2.72	3.92	.76	(7.65)	(11.65)

Total from operations	2.45	3.65	.58	(7.89)	(11.78)

Distributions to Shareholders:
From realized gains	—	—	—	(.04)	(.58)

Total distributions	—	—	—	(.04)	(.58)

Net Asset Value:
End of period	$27.74	$25.29	$21.64	$21.06	$28.99

Total investment return (1)	9.69%	16.87%	2.75%	(27.24%)	(28.79%)

Net assets at end of period (000’s omitted)	$180,545	$199,810	$182,912	$180,684	$227,888

Ratios:
Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(1.08%)	(1.10%)	(1.00%)	(0.99%)	(0.41%)
Portfolio turnover rate (excluding short-term securities)	33.75%	65.79%	59.98%	65.25%	39.91%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 52.

Sit Science and Technology Growth Fund Financial Highlights

	Years Ended June 30,
	2005		2004		2003		2002		2001

Net Asset Value:
Beginning of period	$10.02		$8.05		$7.52		$15.23		$33.38

Operations:
Net investment income (loss) (3)	(.09)		(.11)		(.07)		(.12)		(.19)
Net realized and unrealized gains
(losses) on investments	(.79)		2.08		.60		(7.58)		(17.10)

Total from operations	(.88)		1.97		.53		(7.70)		(17.29)

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From realized gains	—		—		—		(.01)		(.86)

Total distributions	—		—		—		(.01)		(.86)

Net Asset Value:
End of period	$9.14		$10.02		$8.05		$7.52		$15.23

Total investment return (1)	(8.78%)		24.47%		7.05%		(50.57%)		(52.96%)

Net assets at end of period (000’s omitted)	$14,542		$19,054		$15,200		$14,018		$30,453

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.29	% (2)
Net investment income (loss) to average net assets	(0.99	%) (2)	(1.20	%) (2)	(1.05	%) (2)	(1.06	%) (2)	(0.94	%) (2)
Portfolio turnover rate (excluding short-term securities)	37.55%		55.54%		49.67%		76.78%		34.59%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the years ended June 30, 2005, 2004, 2003, 2002, and 2001, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.14%), (1.35%), (1.20%), (1.21%), and (1.15%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Developing Markets Growth Fund Financial Highlights

	Years Ended June 30,
	2005	2004	2003	2002	2001

Net Asset Value:
Beginning of period	$9.89	$8.12	$8.10	$9.17	$13.43

Operations:
Net investment income (loss) (2)	.06	.04	.02	(.02)	—
Net realized and unrealized gains
(losses) on investments	3.04	1.78	—	(1.05)	(4.26)

Total from operations	3.10	1.82	.02	(1.07)	(4.26)

Distributions to Shareholders:
From net investment income	(.02)	(.05)	—	—	—
From realized gains	—	—	—	—	—

Total distributions	(.02)	(.05)	—	—	—

Net Asset Value:
End of period	$12.97	$9.89	$8.12	$8.10	$9.17

Total investment return (1)	31.32%	22.48%	0.25%	(11.66%)	(31.72%)

Net assets at end of period (000’s omitted)	$10,575	$8,030	$8,577	$11,250	$13,877

Ratios:
Expenses to average daily net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.55%	0.37%	0.31%	(0.20%)	0.02%
Portfolio turnover rate (excluding short-term securities)	29.54%	33.72%	6.61%	25.40%	21.87%

_________________

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 52.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2005 and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota

August 16, 2005

Expense Example (Unaudited)

        As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 to June 30, 2005.

Actual Expenses
        The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
        The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,016.50	$4.97

Hypothetical
(5% return before expenses)	$1,000.00	$1,020.00	$4.98

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Dividend Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,028.60	$5.00

Hypothetical
(5% return before expenses)	$1,000.00	$1,020.00	$4.98

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Expense Example (Continued)

Large Cap Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,009.40	$4.95

Hypothetical
(5% return before expenses)	$1,000.00	$1,020.00	$4.98

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Mid Cap Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,019.00	$5.73

Hypothetical
(5% return before expenses)	$1,000.00	$1,019.25	$5.73

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

International Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$975.40	$7.31

Hypothetical
(5% return before expenses)	$1,000.00	$1,017.50	$7.46

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Small Cap Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,037.80	$7.54

Hypothetical
(5% return before expenses)	$1,000.00	$1,017.50	$7.46

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Science and Technology Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$898.70	$6.32

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.25	$6.72

*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Developing Markets Growth Fund	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period* (1/1/05 – 6/30/05)

Actual	$1,000.00	$1,079.90	$10.26

Hypothetical
(5% return before expenses)	$1,000.00	$1,015.00	$9.94

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

Information about Directors and Officers

The Sit Mutual Funds are a family of 13 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Science and Technology Growth Fund (the “Funds” or individually, a “Fund”). The five Bond Funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund and the Sit Science and Technology Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment advier — 3300 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Fund directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

INTERESTED DIRECTORS:

Eugene C. Sit (2) Age: 66	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”); and Sit/Kim International Investment Associates, Inc., (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”); and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”)	13	Corning Incorporated; Smurfit Stone Container Corporation.

William E. Frenzel (2) Age: 76	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at the Brookings Institution and member of several government policy committees, foundations and organizations. Advisory Director of the Adviser; Director of Sit/Kim and SF.	13	None

INDEPENDENT DIRECTORS:

John E. Hulse Age: 72	Director	Director since 1995.	Trustee, Pacific Gas & Electric Nuclear Decommissioning Trust.	13	None

Sidney L. Jones Age: 71	Director	Director since 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Company, Toronto, Canada.	13	None

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

INDEPENDENT DIRECTORS: (Continued)

Bruce C. Lueck Age: 64	Director	Director since 2004.	President & CIO, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	13	None

Donald Phillips Age: 57	Director	Director of the International Fund since 1993 and since 1990 or the Fund’s inception if later for all other Funds.	CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 3/05.	13	None

Melvin C. Bahle Age: 85	Director Emeritus	Director Emeritus since 1995.	Director and/or officer of several foundations and charitable organizations.	13	None

OFFICERS:

Peter L. Mitchelson Age: 64	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and President of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF. Director of the Sit Funds through 4/30/02.	N/A	N/A

Roger J. Sit (3) Age: 43	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Present: Executive Vice President – Research and Investment Management of the Adviser; Director, President, COO and Deputy CIO of Sit/ Kim.	N/A	N/A

Kent L. Johnson Age: 39	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2003.	Vice President – Research and Investment Management of the Adviser.	N/A	N/A

Ronald D. Sit (3) Age: 45	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President – Research and Investment Management of the Adviser.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

OFFICERS: (Continued)

Robert W. Sit (3) Age: 36	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President – Research and Investment Management of the Adviser.	N/A	N/A

Bryce A. Doty Age: 38	Vice President – Investments. Balanced Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Fixed Income Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 44	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President of the Distributor.	N/A	N/A

Michael J. Radmer Suite 1500 50 South Sixth Street Minneapolis, MN 55402 Age: 60	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A

Carla J. Rose Age: 39	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A

Kelly K. Boston Age: 36	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A

(1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information

        We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)
Balanced Fund
October 7, 2004	$0.05267
December 15, 2004	0.08973
April 8, 2005	0.05487
July 8, 2005	0.06195

	$0.25921	(b)

Dividend Growth Fund
October 7, 2004	$0.03502
December 15, 2004	0.05121
April 8, 2005	0.05168
July 8, 2005	0.04901

	$0.18692	(c)

Large Cap Growth Fund
December 15, 2004	$0.12263	(d)

Developing Markets Growth Fund
December 15, 2004	$0.01602	(e)

International Growth Fund
December 15, 2004	$0.03193	(e)

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 60.58% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 57.63% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals.

Additional Information

PROXY VOTING

        Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

        Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

        The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

        At their joint meeting held on October 18, 2004 the Boards of Directors of the Stock Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; Sit Mutual Funds Inc., dated November 1, 1992 (the “Advisory Agreements”); and with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund, also unanimously approved the continuation for another one year period the sub-advisory agreements entered into by and between SIA and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”) dated March 31, 1992 and March 31, 1994 (the “Sub-Advisory Agreements, ” and the Advisory Agreements and Sub-Advisory Agreements jointly referred to as the “Agreements”).

        The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and Sit/Kim as the sub-adviser, and the Boards’ approval of the fees to be paid under the Agreements. Reference to SIA includes Sit/Kim with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund.

Investment Adviser Criteria
        The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process
        The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growthoriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that during the past three years during which growth stocks have underperformed relative to value stocks, many funds with a stated growth style objective have actually strayed from the growth style and invested a considerable portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank well in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.
        The Directors discussed SIA’s consistent and well-defined investment process. SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals
        The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.
        The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance
        The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture
        The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Additional Information (Continued)

Review of Specific Factors
        The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance
        The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses
        The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund, International Growth Fund, Science & Technology Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.
        The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.
        The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate. The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable.
        The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services
        The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.
        Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

        Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.3 Billion for some of America’s largest corporations, foundations and endowments.

        Sit Mutual Funds are comprised of thirteen no-load Funds. No-load means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no exchange fees. Every dollar you invest goes to work for you. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares hold less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on bond funds
•	Retirement accounts including IRAs and 401(k) plans

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)    Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2005	21,000	0	3,750	0
Fiscal year ended June 30, 2004	21,000	0	3,600	1,786

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)    (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $114,400.00 and $108,200, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2)    A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date    August 29, 2005

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)    Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2005	18,000	0	3,750	0
Fiscal year ended June 30, 2004	18,000	0	3,600	1,786

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)    (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $114,400.00 and $108,200, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2)    A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date    August 29, 2005

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)    Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005				2004
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	19,900	0	3,750	0	19,500	0	3,600	1,786
Sit Balanced Fund (series B)	13,400	0	3,750	0	12,500	0	3,600	1,786
Sit Developing Markets Growth Fund (series C)	12,900	0	3,750	0	12,000	0	3,600	1,786
Sit Small Cap Growth Fund (series D)	15,900	0	3,750	0	15,500	0	3,600	1,786
Sit Science and Technology Growth Fund (series E)	13,400	0	3,750	0	12,500	0	3,600	1,786
Sit Dividend Growth Fund (series G)	12,800	0	3,750	0	12,000	0	3,600	1,786

Total Sit Mutual Funds, Inc.	88,300	0	22,500	0	84,000	0	21,600	10,716

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Funds’ order processing and trading procedures.

(e)    (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $114,400.00 and $108,200, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2)    A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date    August 29, 2005

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date    August 29, 2005